As filed with the Securities and Exchange Commission on May 31, 2013

Securities Act File No. 333-

Investment Company Act File No. 811-22847

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

Prudential Real Estate Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (973) 802-5032

Claudia DiGiacomo, Esq.
Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

(Name and Address of Agent for Service)

With Copies to:

Frank P. Bruno, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Share of Common Stock	50,000 shares	$20.00	$1,000,000	$136.40

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated May 31, 2013

PROSPECTUS

[                    ] Shares

Prudential Real Estate Income Fund, Inc.

Common Stock

$[    ] per Share

The Fund.  Prudential Real Estate Income Fund, Inc., a Maryland corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives.  The investment objectives of the Fund are to provide high current income and capital appreciation. There can be no guarantee that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Policies.  The Fund seeks to achieve its objectives by investing primarily in public and private real estate-related investments that will pay the Fund dividends, interest and other income and some of whose value may increase over time. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Investable Assets (as defined in this prospectus) will be invested in a portfolio of real estate-related investments and other investments (including derivatives) with similar economic characteristics.  The Fund’s real estate-related investments will primarily consist of publicly traded equities and preferred securities and publicly and privately traded debt securities issued by real estate companies, principally real estate investment trusts (“REITs”) and other similar real estate-related companies. The Fund may also invest up to 35% of its Investable Assets in privately offered real estate debt.  Unlike most other closed-end funds, the Fund may make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  The Fund may invest in real estate-related debt securities of any credit quality, maturity and duration, including below investment grade debt (commonly referred to as “junk bonds”).  The Fund may invest without limit in foreign securities, including emerging markets.

Listing.  The Fund’s shares of common stock have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “[   ].”

(continued on the following page)

No Prior Trading History.   Because the Fund is newly organized, its common stock has no history of public trading and no prior performance. The shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at a discount from their net asset value which may increase investor risk of loss. In addition, the market price of shares of the Fund may decrease below the price that you paid for the shares. If you were to sell your shares at a time when the market price is lower than the price at which you purchased the shares, you will experience a loss. Risk of investor loss may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering.

Investing in the Fund’s common stock involves certain risks. You could lose some or all of your investment. Because of the risks associated with investing in public and private real estate investments and using leverage, an investment in the Fund may be considered speculative. See “Risk Factors” beginning on page [  ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$	$
Sales load(1)	$	$
Estimated offering expenses	$	$
Proceeds, after expenses, to the Fund(2)	$	$

(notes on the following page)

The underwriters expect to deliver the shares of common stock to purchasers on or about                   , 2013.

[Underwriters]

The date of this prospectus is                   , 2013.

(notes from previous page)

(1)  Prudential Investments LLC (“PI” or the “Manager”) (and not the Fund) has agreed to pay from its own assets structuring fees to [          ,            and           ] in connection with this offering. The Manager (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with this offering.

(2)  Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[          ], which represents $[          ] per share of common stock. These offering expenses include $             as a whole or partial reimbursement to PI and its affiliates for distribution assistance, which may include compensation paid to wholesalers registered through an affiliate of PI and also other expenses relating to such wholesalers incurred in connection with the offering. After payment of such expenses, proceeds to the Fund will be $[      ] per share. The Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering costs (other than the sales load), which are estimated to be $[          ], to the extent offering costs are in excess of $0.04 per share of common stock. See “Summary of Fund Expenses.”

(3)  The Fund has granted the underwriters an option to purchase up to           additional shares of common stock at the public offering price less the sales load within 45 days of the date of this prospectus. If such option is exercised in full, the total offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $       , $       , $        and $       , respectively. See “Underwriting.”

(continued from previous page)

Use of Leverage. The Fund anticipates using leverage to help achieve its investment objectives. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes.  There is no assurance that any leveraging strategy will be successful. Leverage is a speculative technique and there are special costs associated with leverage. There can be no assurance that the Fund will borrow to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. See “Leverage.”

If current market conditions persist, the Fund intends to use leverage obtained from borrowings from a financial institution in an amount equal to approximately 33% of the Fund’s Investable Assets, as determined immediately after each borrowing.  In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”), such as interest rate swaps, foreign currency forward contracts, futures contracts and U.S. Treasury swaps that may provide leverage. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act of 1940, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below. The Fund’s total leverage, either through borrowings, preferred stock issuances, if any, or effective leverage, may not exceed 40% of the Fund’s Investable Assets.

For more information on the Fund’s investment strategies, see “Investment Objectives and Policies.”

Manager.  Prudential Investments LLC (“PI”), the Fund’s investment manager, will provide administrative and management services to the Fund, subject to the supervision of the Fund’s Board of Directors. As of March 31, 2013, PI’s total assets under management were approximately $208.5 billion.

Subadviser.  Prudential Real Estate Investors (PREI® or the “Subadviser”), a business unit of Prudential Investment Management, Inc. (“PIM”), which is in turn an indirect wholly-owned subsidiary of Prudential Financial, Inc., will provide investment advisory services to the Fund, subject to the supervision of the Fund's Board of Directors.  PREI’s address is 7 Giralda Farms, Madison NJ 07940. PREI, comprised of fund management centers in the United States in Madison, NJ and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $[  ] billion in gross real estate assets ($[     ] billion net real estate assets) as of March 31, 2013.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated                   , 2013, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund’s SAI, annual report or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or call toll free at (800) 451-6788 or visit the Fund’s website at www.prudentialfunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained herein is accurate only as of the date of this prospectus. The Fund will supplement this prospectus during the period that this prospectus is required to be delivered, if there are any material changes to the Fund subsequent to the date of this prospectus.

iii

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common stock. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information in this prospectus under the heading “Risk Factors.”

The Fund	Prudential Real Estate Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering            shares of common stock (“Common Stock”) at an initial offering price of $20.00 per share through a group of underwriters led by           ,           , and           . You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has granted the underwriters an option to purchase up to            additional shares of Common Stock within 45 days of the date of this prospectus to cover over-allotments, if any. See “Underwriters.”

Listing and Symbol	The Fund’s Common Stock has been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[ ].”

Who May Wish to Invest

The Fund may be an appropriate investment for long-term investors seeking the potential for:

•                  capital appreciation and income;

•                  additional diversification through investment in a portfolio consisting of public and private real estate investments;

•                  exposure to private real estate debt investments that are normally not available to retail investors; and

•                  access to professional asset management by the Manager and the Subadviser (each as defined below).

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Stock may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Investment Objectives and Policies

The investment objectives of the Fund are to provide high current income and capital appreciation. The Fund’s investment objectives are non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

There can be no guarantee that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

The Fund seeks to achieve its objectives by investing primarily in public and private real estate-related investments that will pay the Fund dividends, interest and other income and some of whose value may increase over time. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of real estate-related investments and other investments (including derivatives) with similar economic characteristics. This 80% policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund (the “Board”, and the members thereof, the “Directors”) without stockholder approval upon providing the Fund’s stockholders with at least 60 days’ prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”).

The term “Investable Assets” in this prospectus refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Real-Estate Related Securities. The Fund’s real estate-related investments will primarily consist of publicly traded equities and preferred securities and publicly and privately traded debt securities issued by real estate companies, principally real estate investment trusts (“REITs”) and other similar real estate-related companies. The Fund considers an investment to be real estate-related if the issuer of such investment (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) has at least 50% of its assets in these types of real estate.

Real estate-related investments include (i) securities of REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools; (ii) securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages; and (iii) debt instruments that are secured by or, in the case of mezzanine loan, otherwise supported by, underlying real estate assets, b-notes, mezzanine loans, and other subordinate debt instruments.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate-related investments, but does not include U.S. single family, detached housing.

Publicly offered real estate equity. The Fund may invest without limit in publicly offered real estate equity. These real estate-related investments primarily will include common and preferred securities, but may also include convertible securities, warrants and other rights that can be exercised to obtain common stock, depositary receipts, and investments in various types of business ventures and other similar securities.

Publicly and privately offered real estate debt. The Fund may invest without limit in publicly offered real estate debt. These real estate-related investments may include real estate-related corporate debt obligations, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.

The Fund may also invest up to 35% of its Investable Assets in privately offered real estate debt. Privately offered real estate debt may be characterized by secured and unsecured loans backed directly or indirectly by real estate assets (specifically including so-called “mezzanine loans” made to the direct or indirect equity holders in the owner of real property assets).  Unlike most other closed-end funds, the Fund may make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses. The Fund may purchase and/or originate privately offered real estate debt through one or more fully-owned limited liability companies. The term “Fund” as used herein also includes each such limited liability company, as applicable.

The Fund may invest in real estate-related debt securities of any credit quality, maturity and duration, including unrated, or below investment grade rated, debt securities (commonly referred to as “junk bonds”).

The Fund may not purchase any security of a company that is managed by the Manager, Subadviser or their respective affiliates, except with respect to securities issued by an affiliated money market fund.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund also concentrates in the real estate industry, which means it will invest more than 25% of its total assets in that industry.

REITs. REITs are pooled investment vehicles that invest in income producing real estate, real estate-related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code of 1986 (the “Code”).  REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage

REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and REIT-like entities.

Foreign Securities. The Fund may invest without limit in real estate-related securities of issuers located around the world. The Fund anticipates that it will only invest in publicly traded real estate-related foreign securities. The Fund may invest in real estate-related securities of emerging market countries. The Fund may invest in real estate-related debt securities that are denominated in U.S. dollars or foreign currencies.

Illiquid Investments. The Fund may invest without limit in investments that are considered illiquid.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.

Non-Real Estate Investments. The Fund may invest up to 20% of its Investable Assets in securities and other instruments of issuers not in the real estate industry. These include equity- and debt-related securities, U.S. Government securities and money market instruments.

Derivatives. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 10% under normal market conditions. The Fund's investments in derivatives may be for hedging, investment or leverage purposes, or to manage the interest rates of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in interest rate swaps and foreign currency forward contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps.

The Fund typically intends to use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis and will not be considered senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

The Fund expects to enter into foreign currency forward contracts ("forward contracts") for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Investment Process. The Subadviser’s approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. The Subadviser emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company’s underlying real estate assets as well as a company’s on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, the Subadviser analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. The Subadviser also evaluates the company’s strategy, management’s track record, incentives and ability to create long term shareholder value. Only about 10% of institutional quality commercial real estate is publicly traded, and the Subadviser believes public real estate securities managers need a firm understanding of the other 90%—the private real estate markets—to successfully add value. With respect to private real estate-related investments, the Subadviser has developed an investment process that is founded upon and incorporates a high degree of teamwork, institutional control, checks and balances, risk management, oversight and efficient information management. Comprehensive underwriting and diligence of each investment on a macroeconomic and microeconomic basis is a key element of the Subadviser’s investment philosophy: all Fund investments will be evaluated on the basis of a thorough analysis of real estate net asset value, property market fundamentals, transaction structure, and sponsor resources, expertise and business plan.

Temporary Defensive Strategies. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and, during their use, the Fund may not be able to achieve its investment objectives.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objectives and Policies—Portfolio Composition.”

Leverage

The Fund anticipates using leverage to help achieve its investment objectives. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. See “Risks-Leverage Risk.”

Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33 1/3% of the Fund’s Investable Assets immediately after such borrowings. After the Fund has fully invested the net proceeds of this offering, however, the Fund currently intends to borrow money from certain financial institutions in an initial aggregate amount of approximately 33% (as determined immediately after borrowing) of the value of its Investable Assets. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s Investable Assets, including leverage obtained through the use of borrowings, immediately after such issuance. In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”) such as interest rate swaps, foreign currency forward contracts, futures contracts and U.S. Treasury swaps. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below. The Fund’s total leverage, either through borrowings, preferred stock issuances or effective leverage, may not exceed 40% of the Fund’s Investable Assets.

When the Fund is utilizing leverage, the fees paid to the Manager and Subadviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. In such case, the Manager and/or the Subadviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. The Board will monitor this potential conflict of interest. In addition, the fees paid to the Manager are borne exclusively by the Fund, whereas the fees paid to the Subadviser are borne exclusively by the Manager. The Fund does not currently anticipate issuing any preferred stock or notes.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund.

The Fund is currently negotiating with commercial banks and other financial institutions to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would expect to be entitled to borrow funds from time to time in accordance with the terms of the Credit Facility. The Fund expects to enter into the Credit Facility within [45] days from the Fund’s commencement of operations. Any such borrowings, as well as the issuance of notes or other debt securities or shares of preferred stock, would constitute financial leverage and would be subject to the asset coverage requirements imposed by the 1940 Act with respect to the amount of the borrowings or preferred stock issuance and may limit the Fund’s ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into the Credit Facility. Leveraging with the Credit Facility is expected to result in the Fund paying one or more lenders a commitment fee, a facility fee on the unused portion of the Credit Facility, closing costs and related fees and expenses. See “Leverage” and “Summary of Fund Expenses.”

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. See “Management and Advisory Arrangements.”

Manager

Prudential Investments LLC (“PI” or the “Manager”) is the Fund’s investment manager. PI and its predecessors have served as a manager or administrator to registered investment companies since 1987. PI’s principal address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. As of March 31, 2013, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), served as investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of March 31, 2013, PI had total assets under management of approximately $[             ] billion.

PI will receive from the Fund an annual fee, payable monthly, in an amount equal to [ ] % of the average daily value of the Fund’s Investable Assets.

During periods when the Fund is using leverage, if any, the fees paid to PI will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. See “Summary of Fund Expenses” and “Management and Advisory Arrangements.”

Subadviser

Prudential Real Estate Investors (PREI® or the “Subadviser”) a business unit of Prudential Investment Management (“PIM”), which is in turn an indirect wholly-owned subsidiary of Prudential, will provide investment advisory services to the Fund, subject to the supervision of the Fund’s Board of Directors and PI. As of March 31, 2013, PIM had approximately $      billion in assets under management.

PREI’s address is 7 Giralda Farms, Madison NJ 07940. PREI, comprised of fund management centers in the United States in Madison, NJ, San Francisco, CA, and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $[ ] billion in gross real estate assets ($[ ] billion net real estate assets) as of March 31, 2013.

The Subadviser will receive an annual subadvisory fee, payable monthly, from PI in an amount equal to [ ] % of the average daily value of the Fund’s Investable Assets managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser. During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. See “Summary of Fund Expenses” and “Management and Advisory Arrangements.”

Selected Risk Factors

An investment in the Fund’s Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following is a summary of certain of these risks. See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Stock.

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy, because of market, economic, regulatory, geopolitical and other conditions. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objectives. Because the market price of the Fund’s Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Fund’s Common Stock decreases. As with any security, a complete loss of your investment is possible. See “Risk Factors—General.”

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from Net Asset Value (“NAV”) Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering. As a result, the Fund is designed primarily for long-term investors. See “Risk Factors—Market Price Discount from NAV Risk.”

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. The value of the securities and financial assets held by the Fund, like market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries or issuers. Any such decrease in value could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk. See “Risk Factors—Leverage Risk.”

General Risks of Real Estate Investment.  Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of real estate markets. Real estate investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).  Real estate investments are speculative in nature and may be illiquid in nature. As a result, the possibility of partial or total loss of capital will exist.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.  See “Risk Factors—General Risks of Real Estate Investment.”

Environmental Liability Risk.  Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.  See “Risk Factors — Environmental Liability Risk.”

Insurance Risk.  The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  See “Risk Factors — Insurance Risk.”

Highly Competitive Market for Suitable Investments.  The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Subadviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Subadviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments. The fund may not always be able to maintain exposure to private real estate debt which may negatively impact the Fund’s performance and yield. See “Risk Factors—Highly Competitive Market for Suitable Investments” and “Conflict of Interest Risk.”

Contingent Liabilities on Disposition of Real Estate Assets. In the event that the Fund becomes the indirect owner of real estate (through foreclosure or otherwise), in connection with the disposition of such real estate, the Fund may be required to make representations about the attributes, condition and financial status of such real estate. The Fund may also be required to indemnify the purchasers of such real estate to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Fund may be required to establish reserves or escrows.

Servicer Risk.  The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund. See “Risk Factors—Servicer Risks.”

REIT Risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid than those of larger companies.  The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which will further subject the Fund to the risks of direct ownership described above.  See “Risk Factors—REIT Risk.”

Smaller Companies Risk. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

Preferred Securities Risk. The Fund may invest in preferred securities issued by real estate companies. Preferred securities pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Holders of preferred securities usually have no right to vote for corporate directors or on other matters.

Debt Securities Risk.  The Fund may invest a portion of its assets in debt securities such as notes and bonds.  The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.  See “Principal Risks — Debt Securities Risk.”

Direct Lending Risk.  To the extent the Fund is the sole lender in privately offered real estate debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge).  This may increase the risk and expense to the Fund compared to property in syndicated or publicly offered real estate debt.  See “Risk Factors—Direct Lending Risk.”

Subordination Risk.  The Fund may invest in debt interests (including B-Notes and mezzanine investments) that are (or could be) subordinate to more senior debt of an issuer.   Subordinated debt is more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities. See “Risk Factors—Subordination Risk.”

Mezzanine Debt. The mezzanine debt in which the Fund may invest may include debt secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more commercial properties. Although not secured by the underlying real estate, mezzanine debt share certain of the characteristics of subordinate loan interests described herein. It is expected that the commercial properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness. As with subordinate commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. The entity ownership interests securing the mezzanine debt may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying commercial property. Mezzanine debt may also involve certain additional considerations and risks. For example, the terms of mezzanine debt may restrict transfer of the interests securing such debt (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing mezzanine debt or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default. Certain mezzanine loans may be considered to be a type of bridge financing. See “Risk Factors—Bridge Financings Risk.”

B-Notes and A/B Structures Risk.  The Fund may invest in b-notes.  A b-note is a subordinated interest in a loan, which investment is junior in priority to the related a-note portion of the same loan (which a-note the Fund would not expect to hold).  In addition to the risks described above under “Subordination Risks,” certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan, constitutes the “first loss” position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to cure borrower defaults and/or to purchase the a-note from the holder of the a-note.  If available, these rights may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest, to cure defaults of the underlying mortgage loan or to purchase the a-note from its holder, and purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of common stockholders of the Fund.

General Risks of Private Real Estate Loans and Participations — Non-Performing Loans. The Fund may hold direct or indirect interests in real estate loans that after their acquisition or origination may become non-performing for a wide variety of reasons. Such nonperforming real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown or the principal of such loan and/or purchasing senior loans. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. If these were to arise, the Fund may be negatively impacted. See “Risk Factors — General Risks of Private Real Estate Loans and Participations.”

Limitations on Remedies. Although the Fund will have certain contractual remedies upon the default by borrowers under certain real estate investments, such as foreclosure of the underlying real estate or collecting rents generated there from or acquiring equity interests in the borrower or property owning entity, certain legal requirements may limit the ability of the Fund to effectively exercise such remedies.  Furthermore, the right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests.  In this connection, the laws with respect to the rights of creditors and other investors in certain jurisdictions in which the Fund may invest may not be comprehensive or well developed, and the procedures for the judicial or other enforcement of such rights may be of limited effectiveness.

Insolvency Considerations.  Real estate investments held by the Fund may be subject to various laws enacted in the country, jurisdiction or state of the borrower with respect to such real estate investments for the protection of creditors.  Insolvency considerations may differ depending on the jurisdiction in which each borrower is formed and/or located and may differ depending on whether the borrower is a non-sovereign or a sovereign entity.  If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower of real estate investments, such as a trustee in bankruptcy, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such investment and, after giving effect to such indebtedness, the borrower: (a) was insolvent; (b) was engaged in a business for which the remaining assets of such borrower constituted unreasonably small capital; or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness.  The measure of insolvency for purposes of the foregoing will vary.  In the event of the insolvency of a borrower of an investment, payments made on such investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.  In addition, if a borrower with respect to an investment is the subject of a bankruptcy proceeding, payments to the Fund with respect to such investment may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following:  (i) an “automatic stay,” under which the Fund will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such Investment without permission from the court; (ii) conversion by the bankruptcy court of such investment into more junior debt or into an equity obligation of the borrower thereof or obligor thereon; (iii) modification of the terms of the investment by the bankruptcy court, including reduction or delay of the interest or principal payments thereon; and (iv) grant of a priority lien to a new money lender to the borrower of, or obligor on, the investment.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security.

Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Foreign Instruments and Emerging Markets Risk. The Fund invests in foreign (non-U.S.) instruments, which may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign instruments (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign instruments may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign instruments may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. When the Fund invests in foreign securities, it may be subject to foreign currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market instruments should be considered speculative.

Foreign Currency Risk. The Fund’s returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. See “Risk Factors—Foreign Currency Risk.”

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

Prepayment Risk. During periods of declining interest rates, the issuer of debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a debt security if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the debt securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. High yield debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. See “Risk Factors—Credit Risk.”

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. See “Leverage.”

The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

•  the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

•  when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and the Subadviser, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Investable Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any) and may provide a financial incentive to PI and/or the Subadviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•  leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Derivatives Risk. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure below 10% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage the interest rates of the Fund’s portfolio.  Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements, illiquidity, increased volatility and counterparty risk.

Income Risk. The income common stockholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Illiquid Securities Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. When the Fund holds illiquid investments, the portfolio may be harder to value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Valuation Risk. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. In particular, the Fund’s ownership in private debt will be an estimate of value and not a precise measure of realizable value, and the Fund will depend heavily upon the Manager’s and Subadviser’s professional judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Determination of Net Asset Value.”

Conflict of Interest Risk. Like other investment advisers, PI and the Subadviser are subject to various conflicts of interest in the ordinary course of their business. PREI’s side-by-side management of multiple accounts can create conflicts of interest, as PREI and its investment professionals may have an incentive to favor one account over another. For example, PREI could be considered to have an incentive to favor accounts for which it receives performance fees, accounts of affiliates, large accounts which typically generate more revenue over smaller accounts and accounts with higher fees.

The Subadviser and its affiliates have developed policies and procedures designed to address these conflicts of interest.  See “Risk Factors—Conflict of Interest Risk.”

Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector. The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. The prolonged continuation or further deterioration of the current global economic downturn could adversely impact the Fund’s portfolio. See “Risk Factors—Market Disruption Risk.”

Concentration Risk.  To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

Non-Diversification Risk.    The Fund is classified as “non-diversified” under the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Anti-Takeover Provisions. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Fund’s stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Risk Factors—Anti-Takeover Provisions.”

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and may generate short-term capital gains taxable as ordinary income.

Dependence on Key Personnel Risk and Management Risk. The Manager and the Subadviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the

Manager or the Subadviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any actively managed fund, the Manager and/or the Subadviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.   Especially with respect to the Fund’s private debt investments, there can be no assurance that all relevant factors that would be material to an investment decision will be uncovered.  In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Manager or the Subadviser in the future.  See “Risk Factors— Dependence on Key Personnel Risk and Management Risk.”

Distributions

The Fund intends to make a level dividend distribution each month to the common stockholders. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed. The Fund will make a distribution only if authorized by the Board and declared out of the Fund’s net assets legally available for distribution.

If the total distributions made in any calendar year exceed the sum of: (i) investment company taxable income and net tax-exempt income determined in each case without regard to the deduction for dividends paid, and (ii) net capital gain (defined as net long-term capital gains in excess of net short-term capital losses, including in the form of loss carryforwards), also determined without regard to any deduction for capital gain dividends paid, such excess distributed amount may be a tax-free return of capital to the extent of a stockholder’s adjusted tax basis in the Common Stock. After such adjusted tax basis is reduced to zero, the distribution would be taxable as capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a stockholder’s investment, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a stockholder’s Common Stock and therefore may increase a stockholder’s tax liability for capital gains upon a sale of Common Stock. See “Tax Matters.” The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital resulting in less of a stockholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund’s initial distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 60 days after the completion of the offering, in each case depending on market conditions. See “Distributions.” The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

PI has received an order from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the common stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy. In addition, if under the managed distribution policy a distribution included a return of capital, this would merely represent a return of a stockholder’s original investment and would not represent a gain or income on the Fund’s investments. See “Distributions.”

The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to the common stockholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the common stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. The Fund’s common stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to the common stockholders, such distribution may bear on the Fund’s ability to maintain its asset coverage requirements, to pay the dividends on any preferred stock and services payments on any debt issued that the Fund may issue. See “Distributions.”

Dividend Reinvestment Plan

Unless a common stockholder elects otherwise, the common stockholder’s distributions will be reinvested in additional Common Stock under the Fund’s dividend reinvestment plan. common stockholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon (“BNY Mellon”) serves as custodian of the Fund’s assets. Computershare Trust Company N.A. serves as the Fund’s transfer agent and registrar. Computershare Inc. serves as the Fund’s dividend paying agent. See “Custodian, Dividend Paying Agent, Transfer Agent and Registrar.”

Independent Registered Public Accounting Firm	The Fund has selected as its independent registered public accounting firm.

Tax Considerations

The Fund intends to meet, and continue meeting, the gross income, asset, distribution and other requirements necessary to qualify for treatment as a regulated investment company (a “RIC”) under subchapter M of the Code.  If it qualifies to be a RIC, the Fund will generally not be subject to federal income tax.

To satisfy the RIC distribution requirements, the Fund intends to distribute annually to its stockholders, amounts (in cash or stock) equal to all or substantially all of its “net investment income” and “net realized gains,” (as defined under the Code). Distributions that are reported by the Fund as consisting of “net investment income” and “net short-term capital gains” generally will be taxable to the stockholders as ordinary income.  Such distributions may not qualify for the reduced tax rates that apply to “qualified dividends.”   Distributions that are designated by the Fund as “net capital gains” will generally be taxable to the stockholders as long-term capital gains.

A portion of the Fund’s distributions could be nontaxable returns of capital, which reduce the tax basis of a stockholder’s shares.  To the extent returns of capital exceed the tax basis of a stockholder’s shares, they are generally long-term or short-term capital gains, depending on the stockholder’s holding period for the shares. The Fund will provide stockholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [                ] shares of Common Stock. If the Fund issues fewer shares, all other things being equal, “Other Expenses” and “Total Annual Expenses” would increase as a percentage of net assets attributable to Common Stock. The table also assumes the Fund’s use of leverage equal to [33]% of its Investable Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Stock. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load Paid by You		%
Offering Expenses Borne by the Fund(1)(2)%
Dividend Reinvestment Plan Fees(3)	None
Expenses Associated with the Arrangement of a Credit Facility and/or Use of Leverage(4)%

Annual Expenses (borne by Common Stockholders)	Percentage of Net Assets Attributable to Common Stock (Assumes Leverage is Used)
Management Fee(5)%
Use of leverage and Interest Payments on Borrowed Funds(6)%
Other Expenses		%
Total Annual Expenses		%

(1)  The Manager has agreed to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering expenses (other than sales load), to the extent that offering expenses are in excess of $0.04 per share of Common Stock. Assuming an offering of [                ] shares of Common Stock for $20.00 per share ($[          ]), the total offering expenses are estimated to be $[          ], $[          ] of which would be borne by the common stockholders of the Fund and $[          ] of which would be paid by the Manager. The offering costs to be paid by the common stockholders of the Fund are not included in the annual expenses shown in the table. Offering expenses borne by the Fund will result in an immediate reduction of the NAV of the Fund.

(2)  For a description of the sales load, structuring fees and other compensation paid to the Underwriters, see “Underwriting.”

(3)  There will be no brokerage charges with respect to Common Stock issued directly by the Fund under its dividend reinvestment plan. You will pay service charges and brokerage charges in connection with open market purchases or if you direct the Plan Administrator (defined below) to sell your Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)  Costs incurred to establish the Credit Facility will be borne solely by the common stockholders of the Fund and result in a reduction of the NAV of the Fund. Based on an offering of [                ] shares of Common Stock, the total costs to establish the Credit Facility are estimated to be $[          ] or $[   ] per share ([   ]% of the Common Stock offering price).

(5)  The Manager will receive an annual fee, payable monthly, in an amount equal to [   ]% of the average daily value of the Fund’s Investable Assets. “Investable Assets” means the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund currently intends to borrow in an initial amount equal to approximately [   ]% of the value of its Investable Assets (including the amount borrowed). As a result of the Manager’s fee noted above, if the Fund has net assets of $[   ] million, for example, and borrows $[   ] million, the Manager will receive a fee of $[   ] million (i.e., [   ]% * $[   ] million = $[   ] million). Using the present example, the $[   ] million fee would equate to an effective management fee rate of [          ]% of the Fund’s net assets (that is, assets less liabilities, including borrowings, of $[   ] million). The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to [   ]% of the average daily value of the portion of the Fund’s Investable Assets managed by the Subadviser. These subadvisory fees are not directly paid to the Subadviser by the Fund. The subadvisory fees are paid by the Manager to the Subadviser out of the investment management fees received by the Manager from the Fund. See “Management and Advisory Arrangements.”

(6)  Assumes leverage by borrowings in an initial amount equal to approximately [33]% (as determined immediately after such borrowings) of the Fund’s Investable Assets at an annual interest rate of [   ]%. The Fund may choose to use more or less borrowings for leverage than approximately [   ]% of Investable Assets. To the extent the Fund uses additional borrowings for leverage, the Fund’s total annual expenses will increase. See “Risk Factors—Leverage Risk” and “Leverage.”

Example

The following example illustrates the hypothetical expenses (including (i) the sales load of $[   ] and (ii) estimated expense of this offering of $2) that you would pay on a $[    ] investment in Common Stock, assuming (i) “Total Annual Expenses” of [   ]% of net assets attributable to Common Stock (assuming leverage of [   ]% of the Fund’s Investable Assets) and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(1)   The example above should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the example. The example assumes that all dividends and distributions are reinvested at NAV and utilizes a 5% annual rate of return as mandated by SEC regulations.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on May 7, 2013. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102 and its telephone number is (800) 451-6788 (toll-free).

The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering.

The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PI or the Subadviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law, the stockholders of the Fund. See “Description of Securities—Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.”

USE OF PROCEEDS

The net proceeds of this offering of Common Stock will be approximately $     ($     if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses and deduction of the sales load. The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock outstanding, and PI has agreed to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering expenses (other than the sales load), to the extent offering expenses are in excess of $0.04 per share.

The net proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies (as stated herein) as soon as practicable after completion of the offering. The Fund currently anticipates that it could take up to three months to invest the net proceeds of the offering.  Pending such investment, the Fund will invest all or a portion of its assets in U.S. government securities, money market and fixed income instruments or money market mutual funds.  Based on current market conditions, the Fund also expects that it may take between 12 to 18 months for the Fund to substantially invest in privately offered real estate debt, dependent upon the final offering size of the Fund’s initial public offering.  Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund’s NAV may be subject to relatively less fluctuation than would be the case at such time as the Fund is fully invested. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for long-term investors seeking the potential for:

•                  capital appreciation and income;

•                  additional diversification through investment in a portfolio consisting of public and private real estate investments;

•                  exposure to private real estate debt investments that are normally not available to retail investors; and

•                  access to professional asset management by the Manager and the Subadviser.

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Stock may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The investment objectives of the Fund are to provide high current income and capital appreciation.  The Fund’s investment objectives are non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders. There can be no guarantee that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objectives by investing primarily in public and private real estate-related investments that will pay the Fund dividends, interest and other income and some of whose value may increase over time.  Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Investable Assets will be invested in a portfolio of real estate-related investments and other investments (including derivatives) with similar economic characteristics.  This 80% policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.  The term “Investable Assets” in this prospectus refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Fund considers an investment to be real estate-related if the issuer of such investment (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) has at least 50% of its assets in these types of real estate.

The Fund’s real estate-related investments will primarily consist of publicly traded equities and preferred securities and publicly and privately traded debt securities issued by real estate companies, principally real estate investment trusts (“REITs”) and other similar real estate-related companies.  Real estate-related investments include (i) securities of REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are secured by or, in the case of mezzanine loans, otherwise supported by, underlying real estate assets, b-notes, mezzanine loans, and other subordinate debt instruments.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate-related investments, but does not include U.S. single family, detached housing.

The Fund may invest without limit in publicly offered real estate equity.  These real estate-related investments primarily will include common and preferred securities, but may also include convertible securities, warrants and other rights that can be exercised to obtain common stock, depositary receipts, and investments in various types of business ventures and other similar securities.

The Fund may invest without limit in publicly offered real estate debt.  These real estate-related investments may include real estate related corporate debt obligations, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.

The Fund may also invest up to 35% of its Investable Assets in privately offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans directly or indirectly secured by, or, in the case of mezzanine loans, otherwise related to, real estate assets, and the revenue generated thereby.  Privately offered real estate debt does not trade on any established markets and may be less liquid than investments in securities that trade on established markets.  Unlike most other closed-end funds, the Fund may make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  The Fund may purchase or originate privately offered real estate debt through one or more fully-owned limited liability companies.  The term “Fund” as used herein also includes each such limited liability company, as applicable.

The Fund may invest in real estate-related debt securities of any credit quality, maturity and duration, including below investment grade (commonly referred to as “junk bonds”).

The Fund may invest without limit in real estate-related securities of issuers located around the world.  The Fund anticipates that it will only invest in publicly traded real estate-related foreign securities.  The Fund may invest in real estate-related securities of emerging market countries. The Fund may invest in real estate-related debt securities that are denominated in U.S. dollars or foreign currencies.

The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more real estate-related investments or indices. Such derivative investments, including interest rate swaps, foreign currency forward contracts and futures contracts, are subject to the Fund’s limit of investing up to 20% of its Investable Assets in derivatives.

The Fund may invest without limit in illiquid securities.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.

The Fund may invest up to 20% of its Investable Assets in securities and other instruments of issuers not in the real estate industry.  These include equity- and debt-related securities, U.S. Government securities and money market instruments.

The Fund may not purchase any security of a company that is managed by the Manager, Subadviser or their respective affiliates, except with respect to securities issued by an affiliated money market fund.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund also concentrates in the real estate industry, which means it will invest more than 25% of its total assets in that industry.

The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 10% under normal market conditions. The Fund’s investments in derivatives will be primarily for hedging, but also may be for investment or leverage purposes, or to manage interest rates of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in interest rate swaps and foreign currency forward contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. The Fund does not currently expect derivatives other than interest rate swaps and foreign currency forward contracts, to be material to its investment strategy. Such other derivative investments are described in “Investment Objectives and Policies—Portfolio Composition” in this prospectus and “Investment Policies and Techniques—Portfolio Composition” in the SAI.

Certain portfolio management techniques, such as writing swaps or selling futures contracts, may be considered senior securities under the 1940 Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records a sufficient amount of assets to cover the obligations. If the Fund utilizes these portfolio management techniques, it intends to segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. Although under no obligation to do so, the Subadviser intends to cover the Fund’s commitments with respect to such a technique should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered senior securities for the purposes of the 1940 Act; however, it would still be considered effective leverage with regard to the Fund’s limit on total leverage of 40% of Investable Assets. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment in the Common Stock of the Fund offers individual investors several potential benefits. The Fund offers investors the opportunity to receive income and capital appreciation by investing in a professionally managed portfolio comprised primarily of real estate-related investments, some of which are a type of investment typically not offered to individual investors. The Subadviser provides professional management, which includes the extensive analysis needed to invest in public and private real estate-related investments. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments.  These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. Additionally, the Subadviser intends to enhance the yield of the Fund’s Common Stock by leveraging the Fund’s capital structure through the borrowing of money from banks and other financial institutions. The use of leverage also involves certain expenses and risk considerations. See “Risk Factors—Leverage Risk” and “Leverage.”

Investment Process — Real Estate Securities

The Subadviser’s approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. The Subadviser emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company’s underlying real estate assets as well as a company’s on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, the Subadviser analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. The Subadviser also evaluates the company’s strategy, management’s track record, incentives and ability to create long term shareholder value. Only about 5% of institutional quality commercial real estate is publicly traded, and the Subadviser believes public real estate securities managers need a firm understanding of the other 95%—the private real estate markets—to successfully add value.

With respect to private real estate-related investments, the Subadviser has developed an investment process that is founded upon and incorporates a high degree of teamwork, institutional control, checks and balances, risk management, oversight and efficient information management. Comprehensive underwriting and diligence of each investment on a macroeconomic and microeconomic basis is a key element of the Subadviser’s investment philosophy: all Fund investments will be evaluated on the basis of a thorough analysis of real estate net asset value, property market fundamentals, transaction structure, and sponsor resources, expertise and business plan.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and during their use the Fund may not be able to achieve its investment objectives. See “Risk Factors—Temporary Defensive Strategies Risk.”

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to be composed principally of the following investments.

REITs.  The Fund may invest without limit in the securities of real estate investment trusts known as REITs.  REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code of 1986.  REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and REIT-like entities.

Equity and Equity-Related Securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objectives. Equity securities held by the Fund may be illiquid.

Preferred Securities. Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accumulate. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Subadviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Private Placements and Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act, or that are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Convertible Securities.  Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Warrants and Other Rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American depositary receipts (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.

Privately Offered Real Estate Debt.  Under normal market conditions, the Fund may invest up to 35% of its Investable Assets in privately offered real estate debt.  The Fund may purchase or originate such debt through one or more limited liability companies.  At times the Fund may not have any private real estate debt investments in its portfolio since such investments that meet the investment standards of the Subadviser may not be available.    The Fund may invest directly in, or make (originate), fixed- or floating-rate privately offered real estate debt.  The Fund may invest in, or originate, senior first-lien loans that are secured by real estate.  The Fund may also invest in, or originate, subordinated interests in first-lien commercial mortgage loans (“B-Notes”) and mezzanine debt.  The Fund may also invest in, or originate, a contractual participation interest in mortgage loans, mezzanine loans or other debt related to real estate assets.  Unlike most other closed-end funds, the Fund may make (originate) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Directly originated loans may constitute a majority of the Fund’s investments in privately offered real estate debt.

The Fund may originate loans for the construction of commercial and residential use properties.  Construction lending generally is considered to involve a higher degree of risk than other types of lending due to a variety of factors, including generally larger loan balances, the dependency on successful completion of a project, the dependency upon the successful operation of the project (such as achieving satisfactory occupancy and rental rates) for repayment, the difficulties in estimating construction costs and loan terms which often do not require full amortization of the loan over its term and, instead, provide for a balloon payment at stated maturity.

The holder of a first priority mortgage loan has priority over most other liens or claims affecting the real estate asset.  A B-Note is a loan that is secured by a mortgage loan or a mezzanine loan but which is subordinated to a first priority interest, or A-Note.  In most cases, the relationship between the holder of the A-Note and the holder of the B-Note is governed by a participation agreement, which describes, among other things, the manner in which cash flow received with respect to the mortgage loan (including interest, principal and liquidation proceeds) will be distributed to the holders of the A-Note and the B-Note and the manner in which (as between the holder of the A-Note and the holder of the B-Note) decisions will be made with respect to the servicing, administration and enforcement of the mortgage loan.  A contractual participation interest may or may not require principal and interest payments during the life of the loan and the rights of a participant to receive distributions may be impacted by the performance of the underlying mortgage loan or mezzanine loan or by other factors or occurrences.  The related intercreditor agreement between senior and junior lenders may or may not require principal and interest payments during the life of the loan and the rights of the holder of a B-Note to receive distributions may be impacted by the performance of the underlying mortgage loan or mezzanine loan or by other factors or occurrences.  Mezzanine loans are loans made to the holders of the direct or indirect equity holders of the owner of a real property asset.  Generally speaking, mezzanine loans are secured by pledges of the ownership interests in the owner of the real property asset (rather than by a mortgage against the real property assets itself).  A contractual participation interest may be senior, subordinated or of equal priority to the other participation interest(s) in the applicable loan.  The rights of the holders of the participation interests to share in the cash flow received with respect to the applicable mortgage or mezzanine loan (including interest, principal and liquidation proceeds) are set forth in a participation agreement, which also sets forth the contractual arrangements between the participants with respect to the servicing, administration and enforcement of the mortgage loan.

If the Fund originates a mortgage loan, it will be making a loan; although the applicable borrower will typically pay all costs associated with originating the loan (including legal fees and costs), the Fund will typically pay all costs associated with carrying the loan (including related legal fees and servicing costs) (see “Operation Expenses” below).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the fully-owned limited liability company may elect to be treated as a C-corporation or REMIC for tax purposes.  Such election may have negative tax implications for fund stockholders.  Additionally, the Subadviser may consider investments in conduit or single borrower transactions (including REMICs or re-REMICs (i.e., a REMIC constructed of other REMIC tranches)).

As a result of exercising its remedies following a borrower’s default, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Mezzanine Debt.  The mezzanine debt in which the Fund may invest may include debt secured by one or more direct or indirect ownership interests in an entity that owns, directly or through subsidiaries or affiliates, one or more commercial real property assets.  Mezzanine debt is not directly secured by the underlying real estate; however, the funds to pay debt service on the mezzanine debt are generated by the underlying real estate.  It is expected that the real estate assets owned by the property owner will be subject to existing mortgage debt and other indebtedness.  The repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and the property owner’s compliance with the terms of the related mortgage loan documents; therefore, mezzanine debt is subject to similar considerations and risks as subordinated indebtedness, including certain of the considerations and risks described herein.  The entity ownership interests securing the mezzanine debts may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying commercial property.  Mezzanine debt may also involve certain additional considerations and risks.  For example, the terms of mezzanine debt may restrict transfer of the interests securing such debt (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company.  These and other limitations on realization on the collateral securing mezzanine debt or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

If the Fund originates a mezzanine loan, it will be making a loan; although the applicable borrower will typically pay all costs associated with originating the loan (including legal fees and costs), the Fund will typically pay all costs associated with carrying the loan (including related legal fees and servicing costs) (see “Operation Expenses” below).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the applicable fully-owned limited liability company may elect to be treated as a C-corporation or REMIC for tax purposes. Such election may have negative implications for Fund stockholders.  Additionally, the Subadviser may consider investments in conduit or single borrower transactions (including REMICs or re-REMICs).  As a result of exercising its remedies following a borrower’s default under a mezzanine loan, the Fund may directly or indirectly acquire ownership of the equity in the owner of the underlying real property assets.

B-Notes.  The Fund may invest in b-notes. A b-note is a subordinated interest in a loan, which investment is junior in priority to the related a-note portion of the same loan (which a-note the Fund would not expect to hold) and which is secured by the same collateral as the a-note.  B-notes are typically issued in connection with mortgage loans, in which case they are secured by the lien of the related mortgage.  As a result of the subordination of the b-note, if a borrower defaults, there may not be sufficient funds remaining for b-note holders after payment to the a-note holders.  Since each transaction is privately negotiated, b-notes can vary in their structural characteristics, business terms and risks, and the Fund cannot predict the terms of each b-note investment.  For example, the rights of holders of b-notes to control the process following a borrower default may vary from one investment to another and may be limited in certain investments.  Further, b-notes are frequently associated with loans secured by a single real property asset, and so reflect the increased risks associated with a single property compared to a pool of properties.  In addition to the risks described above under “Subordination Risks,” certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan constitutes the “first loss” position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to cure borrower defaults and/or to purchase the a-note from the holder of the a-note.  If available, these rights may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest, to cure defaults of the underlying mortgage loan or to purchase the a-note from its holder, and purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of common stockholders of the Fund.

Mortgage-Related Securities.  The Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include Government National Mortgage Association (“GNMA” or “Ginnie Mae”) and mortgage-related securities issued by agencies of the U.S. Government as well as Federal National Mortgage Association (“FNMA” or “Fannie Mae”), FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (“CMO”) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (“MBS strip”) may be issued by U.S. governmental entities or by private institutions.

MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

High Yield Instruments or “Junk” Bonds.  High yield fixed income instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated instruments. High yield instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments. Fixed income instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more rating organizations.

The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower quality fixed income instruments tend to be more sensitive to general economic conditions.

Unrated Fixed Debt Securities. The Fund may purchase unrated debt securities. Unrated debt securities may be less liquid than comparable rated instruments and involve the risk that the Subadviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated instruments may be more complex than for issuers of rated debt obligations. The Fund’s success in achieving its investment objectives may depend more heavily on the Subadviser’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated fixed debt securities.

Fixed Income Instruments. The Fund may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. The Fund considers fixed income instruments to include fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments, payment in-kind securities and similar instruments and securities. Fixed income instruments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Corporate bonds of real estate-related companies come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Foreign Instruments. The Fund may invest in real estate-related foreign instruments. Real estate-related foreign instruments may include: (a) real estate-related debt obligations and other debt securities of real estate-related foreign corporate issuers; and (b) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to real estate-related emerging market securities or indexes.

Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign instruments may trade on days when shares of the Common Stock are not priced, NAV can change at times when Common Stock cannot be sold.

These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about foreign issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadviser may not be able to sell the Fund’s portfolio securities in amounts and at prices it considers reasonable. The economies of foreign countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Certain of the Fund’s investments in foreign instruments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See “Risks—Currency Risk.”

Derivatives. The Fund intends to use instruments referred to as derivative instruments. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 10% under normal market conditions. The Fund’s investments in derivatives will be primarily for hedging, but may also be used for investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which could sometimes be greater than the derivative’s cost. The use of certain derivatives involves substantial economic leverage.

The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the Subadviser’s guidelines). The Fund does not limit the amount of assets that may be exposed to any one counterparty. The Subadviser maintains additional counterparty creditworthiness standards based upon a credit analysis process. Criteria include the financial and operational stability of the broker/dealer, as well as execution, clearance, and settlement capabilities, and commission rates (if applicable) and other costs.

Foreign Currency Transactions. Based on market conditions, the Fund expects to enter into foreign currency forward contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. Presently, these contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, but may be required to be traded on an exchange and cleared through a central counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency that is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the “Code”), requirements relating to qualification as a regulated investment company.

Swap Agreements. Based on market conditions, the Fund expects to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement not cleared through a central authority will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging. Further, with respect to swaps cleared through a central counterparty, the Fund will be subject to daily “variation” and “initial” margin requirements set by the central clearing counterparty and the Fund’s clearing broker.

Segregation and Cover Requirements. As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Futures Contracts. Based on market conditions, the Fund expects to enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position. The Fund may therefore use futures as a form of leverage and may be exposed to the associated risks. See “Risk Factors—Leverage Risk.”

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes, and the nature of the strategies adopted by the Subadviser and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund’s records or deposited in a segregated account with the Fund’s custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Portfolio Turnover. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. A high turnover rate (100% or more) generally results in greater expenses to the Fund and may result in realization of net short-term capital gains.

Illiquid Securities. The Fund may invest in instruments that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale, and at times a significant portion of the Fund’s portfolio may be invested in illiquid securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain illiquid securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Subadviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund’s ability to realize the NAV in the event of a voluntary or involuntary liquidation of its assets. See “Net Asset Value” for information with respect to the valuation of illiquid securities.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. The Subadviser expects, consistent with the Fund’s investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Subadviser believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Subadviser may use investment techniques and instruments that are not specifically described herein. If the Subadviser uses a new security or investment technique to a significant extent, the Fund will disclose the expected use of the new security or other investment technique in its semi-annual or annual reports to stockholders.

Other Investments and Strategies

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Exchange Traded Funds. Fund may invest in securities of exchange traded funds (“ETFs”), subject to certain limits on investment in securities of investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (“UITs”) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. Such holdings are subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. Investments in ETFs may entail duplicate management fees.

Initial Public Offerings. The Fund may participate in the initial public offering (“IPO”) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of the Fund depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs would have a diminished effect on the Fund’s performance.

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Payment-In-Kind Securities. Some mezzanine loans may be payment-in-kind securities (“PIKs”), which are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments may be issued and traded at a deep discount from face value. PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest include short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund’s Investable Assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The market value of the securities loaned is determined at the close of each business day. Any additional required collateral is allocated to the Fund on the next business day. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning a return either directly from the borrower or on the invested collateral. The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions. When cash collateral received in a securities lending transaction is invested in securities other than short-term obligations, such securities lending transactions will be considered effective leverage for purposes of the Fund’s leverage limit. See “Leverage” and “Risk Factors—Leverage Risk.”

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Operation Expenses

The Fund is responsible for all reasonable and direct expenses related to its operations, including, by way of illustration and without limitation: (i) fees, costs and expenses of portfolio and property management, (ii) costs and expenses of insurance, maintenance, repair and leasing of properties held by the Fund, which may include fees for significant tenant improvement and construction management services; (iii) fees, costs and expenses incurred in connection with its investments, including the acquisition (whether or not consummated), financing, holding, improvement, disposition (whether or not consummated) or valuation of real property or any other investment; (iv) fees, costs and expenses paid to appraisers, accountants and auditors, contractors, engineers, brokers, other agents and consultants; (v) indemnification and legal-related expenses; (vi) fees paid to legal counsel; (vii) fees, costs and expenses relating to any special purpose subsidiary of the Fund, Fund assets, servicing of privately offered real estate debt originated by the Fund, and short-term investments; (viii) fees, costs and expenses paid to third-party servicers of privately and publicly offered real estate debt, including for collection, administration and special services relating to defaulted loans; (ix) administrative expenses, taxes and assessments, and fees or other governmental charges levied against the Fund and its assets; (x) costs of foreclosure, eviction, enforcement of creditors rights or other legal actions in connection with the Fund’s privately offered debt and equity investments; and (xi) any other third-party expenses incurred with respect to the operation of the Fund and its investments.

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objectives.  The Fund may seek to enhance the level of its current distributions to its common stockholders through the use of leverage. Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33 1/3% of the Fund’s Investable Assets immediately after such borrowings. After the Fund has fully invested the net proceeds of this offering, however, the Fund currently intends to borrow money from certain financial institutions in an initial aggregate amount of approximately 33% (as determined immediately after borrowing) of the value of its Investable Assets. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s Investable Assets, including such leverage obtained through the use of borrowings, immediately after such issuance. In addition, the Fund may enter into certain investment management techniques (collectively, “effective leverage”), such as interest rate swaps, foreign currency forward contracts, futures contracts and U.S. Treasury swaps that may provide leverage. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for purposes of the Fund’s leverage limit set forth below. The Fund’s total leverage limit, either through borrowings, preferred stock issuance or effective leverage may not exceed 40% of the Fund’s Investable Assets. The Fund does not currently anticipate issuing any preferred stock and/or debt securities.

The Fund is currently negotiating with several large commercial banks and other financial institutions to arrange a Credit Facility pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1/3% of the Fund’s Investable Assets less any amounts of existing leverage, including leverage incurred from the issuance of preferred stock. However, the Fund currently intends to borrow money from the Credit Facility in an initial aggregate amount of approximately 33% (as determined immediately after borrowing) of the value of its Investable Assets. Any such borrowings would constitute leverage.

There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. The Fund generally will utilize leverage only if it anticipates that the Fund’s leveraged capital structure would result in a higher return to the common stockholders than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its Investable Assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PI, as permitted by applicable law. When the Fund is utilizing leverage, the fees paid to PI and the Subadviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any.

The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. If the Investable Assets of the Fund are invested in higher yielding portfolio investments, the common stockholders will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Fund’s Common Stock is expected to decline in value.

Leverage creates risks for the common stockholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the common stockholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, PI and/or the Subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred stock involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PI and the Subadviser do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Subadviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for any short term debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede PI or the Subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or shares of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Directors until all dividends in arrears have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

Under the 1940 Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the 1940 Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the 1940 Act are not met.

The Fund’s willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on PI’s or the Subadviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under “Management and Advisory Arrangements,” during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to PI and Subadviser for management and investment subadvisory services, respectively, will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund’s Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. Consequently, the Fund and PI or Subadviser may have differing interests in determining whether to leverage the Fund’s assets. The Board will monitor this potential conflict.

Assuming the utilization of leverage by borrowings in the amount of approximately 33% of the Fund’s Investable Assets, and an annual interest rate of [           ] % payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such interest payments would be [   ]%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Credit Facility

The Fund expects to leverage through borrowings. The Fund expects to enter into definitive agreements with respect to a Credit Facility within 45 days from the Fund’s commencement of operations. The Fund is currently negotiating with commercial banks and other financial institutions to arrange a Credit Facility pursuant to which the Fund would expect to be entitled to borrow in amounts up to approximately 33 1/3% (as determined immediately after borrowing) of the Fund’s Investable Assets (including the amount borrowed), from time to time in accordance with the terms of the Credit Facility. The Fund currently intends to utilize borrowings in an initial amount up to 33% (as determined immediately after borrowing) of its Investable Assets (including the amount borrowed). Any such borrowings, as well as the issuance of debt securities or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the 1940 Act described above with respect to the amount of the borrowings and may limit the Fund’s ability to declare dividends and distributions or repurchase its capital stock. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund expects that the lenders under the facility would require the Fund to provide customary indemnifications for liabilities the lenders may incur in connection with the facility. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. Based on the Fund’s understanding of other similar financings, such indemnifications could include for taxes paid on behalf of the Fund or for costs and expenses incurred by the lender for any litigation related to the Fund’s obligations under the facility or its use of the proceeds of any loans made by the lender. Under current market conditions, the Fund is expected to pay commitment fees, facility fees on the unused portion of the Credit Facility closing costs and related fees and expenses under the terms of any such facility.

In addition, the Fund expects that such a Credit Facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund does not expect to have any assets on deposit with the lender. The Fund may be required to segregate its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. The Fund expects to enter into an agreement with the lender, whereby the lender may exercise control over the pledged collateral (including substitution rights) under certain events of default, which may require that the Fund repay immediately, in part or in full, the loan balance outstanding under the facility necessitating the sale of portfolio securities at potentially inopportune times. The Credit Facility also may permit, subject to certain conditions, the lender to rehypothecate portfolio securities pledged by the Fund up to either the amount of the loan balance outstanding or an amount agreed to between the Fund and the lender. If the facility includes rehypothecation of the Fund’s portfolio securities, the Fund would continue to receive dividends and interest on rehypothecated securities, the Fund would also have the right to recall the rehypothecated securities from the lender on demand and the Fund would receive a portion of the fees earned by the lender in connection with the rehypothecation of portfolio securities. There can be no assurance that the Fund will enter into an agreement for a Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of preferred stock or debt securities.

Effects of Leverage

The following table, furnished in response to requirements of the SEC, is designed to illustrate the effect on the return to a holder of the Fund’s Common Stock of the leverage obtained by borrowings in the amount of approximately 33% of the Fund’s Investable Assets, assuming hypothetical annual returns of the Fund’s portfolio of -10%, -5%, 0%, 5% and 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

The table further reflects the use of leverage in an amount equal to 33% of Investable Assets, net of expenses, the Fund’s currently projected annual interest payments on borrowed funds of [         ]%. The Common Stock must experience an annual return of [           ]% in order to cover the rate of annual interest payments on borrowed funds or other forms of indebtedness, if any.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	.00%	5.00%	10.00%
Corresponding Return to Common Stockholder	%	%	%	%	%

Until the Fund borrows or issues shares of preferred stock, the Fund’s Common Stock will not be leveraged (excluding any effective leverage), and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund’s investment objectives and policies.

Common Stock total return is comprised of two elements—the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any interest on borrowings) and gains or losses on the value of the securities and instruments the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the net investment income it earns on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund’s Common Stock may be speculative in that it involves a high degree of risk and should not constitute an investor’s complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s Common Stock may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends. If any of the risks discussed in this prospectus occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. If this were to happen, the price of the Common Stock could decline significantly and you could lose all or a part of your investment. This section does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

General

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. Because the market price of the Fund’s Common Stock will fluctuate, there is a risk that you will lose money.

Your investment will decline in value if, among other things, the market price of the Fund’s Common Stock decreases. As with any security, a complete loss of your investment is possible.

Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions, including notably the recent European sovereign debt crisis and the S&P downgrading of the long-term sovereign credit rating on the United States, that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock.

On July 21, 2010, President Obama signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, PI’s and the Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, PI and the Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. See “—Derivatives Risk.”

If designated by the newly established Financial Stability Oversight Council (the “Council”) as a systemically significant company, Prudential, the parent company of PI and the Subadviser, may become subject to stricter prudential standards, including stricter requirements and limitations relating to risk-based capital, leverage, liquidity and credit exposure, as well as overall risk management requirements, management interlock prohibitions and a requirement to maintain a plan for rapid and orderly dissolution in the event of severe financial distress. Failure to meet defined measures of financial condition could result in substantial restrictions on Prudential’s business. Prudential could also become subject to stress tests to be promulgated by the Board of Governors of the Federal Reserve System (“FRB”), which could cause Prudential to alter its business practices or affect the perceptions of regulators, rating agencies, customers, counterparties or investors as to its financial strength. It cannot be known whether Prudential will be designated as a systemically significant company, but if such designation were to be made, it could impact the ability of PI and the Subadviser to provide services to the Fund. Prudential was recently notified by the Council that the company is being evaluated in Stage 3 of the agency’s review process for determining systemically important non-bank financial institutions under the Dodd-Frank Act.

Additionally, the Council could recommend new or heightened standards and safeguards concerning activities or practices engaged in by Prudential and other financial services companies. It cannot be known whether any such recommendations will be made or what, if any, effect they would have on the business, results of operations, cash flows or financial condition of Prudential, PI or the Subadviser.

U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. In addition, at any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. PI and the Subadviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Instability in the credit markets has made it more difficult for a number of issuers of fixed income instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of fixed income instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments (i) may make it more difficult for the Fund to accurately value its securities and instruments or to sell its instruments and securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common stockholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of instruments and securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of instruments and securities owned by the Fund and adversely affect the NAV and market price of the Fund’s Common Stock.

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from NAV Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering. As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Stock, whether an investor will realize gains or losses upon the sale of the Common Stock will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the purchase price paid by the investor for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above NAV or at, below or above the Fund’s initial public offering price. The NAV of the Fund, however, is expected to be reduced immediately following the Fund’s initial public offering as a result of the payment of offering costs and related expenses by the Fund. In addition, the NAV of the Fund does not include the sales load paid by stockholders who purchase shares of Common Stock in the Fund’s initial public offering. As with any security, a complete loss of your investment is possible.

In order to reduce any discount, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs. The Fund cannot guarantee or assure that the Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk. See “—Leverage Risk.”

General Risks of Real Estate Investment.  Real property investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).  Real estate investments are speculative in nature, and the possibility of partial or total loss of capital will exist.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.

Environmental Liability Risk.  Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.

Insurance Risk.  The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  Comprehensive casualty insurance is maintained on the portfolio properties, including liability and fire and extended coverage, in amounts sufficient to permit replacement in the event of a total loss, subject to applicable deductibles.  Although the Subadviser will endeavor to obtain coverage of the type and in the amount customarily obtained by owners of properties similar to the property to be acquired by the Fund, there are certain types of losses, generally of a catastrophic nature, resulting from, for example, earthquakes, floods, hurricanes and terrorist acts, that may be uninsurable or not economically insurable.  Inflation, changes in building codes and ordinances, environmental considerations, provisions in loan documents encumbering the portfolio properties pledged as collateral for loans and other factors also might make it economically impractical to use insurance proceeds to replace improvements on a property if it is damaged or destroyed.  Under such circumstances, the insurance proceeds received, if any, might not be adequate to restore the investment with respect to the affected property.

Highly Competitive Market for Suitable Investments.  The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Subadviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Subadviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments.

Controlling Person Liability. The Fund may acquire controlling interests in some of its privately offered real estate debt investments.  The exercise of control over an entity may impose additional risks of liability, including but not limited to employment and labor risks, failure to supervise management or violation of government laws and regulations, for which the limited liability characteristics of business ownership may not be respected.  If these liabilities were to arise, the Fund might suffer a significant loss.

Contingent Liabilities on Disposition of Investments. In the event that the Fund owns or becomes an owner of real estate, through foreclosure or otherwise, in connection with the disposition of such real estate, the Fund may be required to make representations about the attributes and financial affairs of such real estate.  The Fund may also be required to indemnify the purchasers of such real estate to the extent that any such representations are inaccurate.  These arrangements may result in the incurrence of contingent liabilities for which the Fund may be required establish reserves or escrows.

Compliance with the Americans with Disabilities Act and Other Changes in Governmental Rules and Regulations. Under the Americans with Disabilities Act of 1990 (the “ADA”), all public properties are required to meet certain federal requirements related to access and use by disabled persons.  In addition, changes in governmental rules and regulations or enforcement policies affecting the use or operation of the properties, including changes to building, fire and life-safety codes, may occur.  Any properties acquired by the Fund may not be in compliance with the ADA or other governmental requirements.  If a property is not in compliance with the ADA or other governmental requirements, then the Fund may be required to make modifications to such property to bring it into compliance, or face the possibility of an imposition of fines or an award of damages to private litigants.  In either case, the Fund may suffer losses, which would reduce amounts available for distributions to PREI® and the Partners.

Third-Party Involvement and Non-Controlled Investments.  The Fund may co-invest with third parties through joint ventures or other entities.  Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take action contrary to the Fund’s investment objectives.  As a result, the Fund may be unable to fully realize its expected return on any such investment.  In addition, in certain circumstances, the Fund may be liable for actions of its co-venturers or partners.  Actions taken by those persons may subject the investment to liabilities in excess of, or other than, those contemplated by the Fund.

Generally, 100% equity ownership interests in real estate assets are expected to be acquired.  However, there may be shared or limited control with respect to some portfolio investments, and there may be no control rights with respect to in-kind contributions of publicly traded real estate securities.  Those investments may involve risks not present in other types of investments, such as the possibility that the other party(ies) may become bankrupt or have economic or business interests or goals inconsistent with those of the Fund.  It may also be more difficult for the Fund to sell the interests in those investments.  If control over an investment is shared with another person, deadlocks could result that could adversely affect the investment’s returns or value.

Servicer Risk.  The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund.

REIT Risk.  Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid than those of larger companies.  The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which will further subject the Fund to the risks of direct ownership described above.  Qualification of a U.S. issuer as a REIT (a “U.S. REIT”) involves the application of highly technical and complex provisions under the Code for which there is limited guidance.  The Fund is subject to the risk that a U.S. REIT will fail to qualify as a REIT in which case the issuer would be subject to U.S. federal income tax at regular corporate rates.  Even if a U.S. issuer qualifies as a REIT, it may have other tax liabilities.  An investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment.  Dividends paid by a U.S. REIT generally are not qualified dividends eligible for the reduced rates of tax.

Smaller Companies.  Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

Preferred Securities Risk. The Fund may invest in preferred securities. In addition to many of the risks associated with both fixed income securities and common stock or other equity securities, preferred securities are also subject to deferral risk. Deferral risk refers to provisions typically contained in preferred securities that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Debt Securities Risk.  The Fund may invest a portion of its assets in debt securities such as notes and bonds.  The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities. In addition to the other risks described herein, debt securities are also subject to certain risks, including:

Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of debt securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.  See “Credit Risk” and “Interest Rate Risk” below.

Direct Lending Risk.  To the extent the Fund is the sole lender in privately offered real estate debt, it will be responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the property).  This may increase the risk and expense to the Fund compared to property in syndicated or publicly offered real estate debt.

Subordination Risk.  The Fund may invest in debt interests (including mezzanine loans, B-Notes and junior participation interests) that may be subordinate to senior secured debt of an issuer (or, in the case of mezzanine debt, may be structurally subordinated to debt of the entity that owns the related real property assets).  Similarly, the Fund may invest in commercial mortgage-backed securities or other structured securities backed directly or indirectly by real estate assets that are subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.  In the case of certain commercial mortgage-backed securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, subordinated debt may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Certain mezzanine loans may be considered to be a type of bridge financing. See “Risk Factors—Bridge Financings Risk.”

B-Notes and A/B Structures Risk.  The Fund may invest in b-notes, which investments are subordinate to the a-note portion of the same loan (which the Fund would not expect to hold).  In addition to the risks described above in “Subordination Risk” and elsewhere herein, certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan is in the first loss position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to purchase the a-note from the holder of the a-note.  If available, this right may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest or purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of common stockholders of the Fund.

Bridge Financings Risk.  The Fund may invest in bridge loans as part of its investment strategy.  The Fund will bear the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings.  If the borrower were unable to complete a refinancing, then the Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity.  The Fund may make an investment with the intent of financing or otherwise reducing the Fund’s investment shortly after the closing of such investment.  There can be no assurance that other transactions designed to reduce or leverage the Fund’s investment, or that terms of such financings will be attractive when closed.  If the Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended.  In addition, bridge financings may be secured by properties that are in transition or under “lease up.”  There is a risk that completion of such transition or “lease up” of such properties will not occur.  In that event, the Fund may be required to take possession of the property.

General Risks of Private Real Estate Loans and Participations; Non-Performing Loans. The Fund may hold direct or indirect interests in real estate loans that after their acquisition or origination may become non-performing for a wide variety of reasons.  Such nonperforming real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan and/or purchasing senior loans.  However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available.  Purchases of subordinated participation interests in mortgage loans raise many of the same risks as investments in real estate loans, which risks can be more acute in the case the loan becomes non-performing.  In addition, some private real estate loans carry risks of illiquidity and lack of control.  It is possible that the Subadviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund.  The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive.  Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action.  During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process.  Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.  If these were to arise, the Fund may be negatively impacted.  Similar risks relate to foreclosure of mezzanine loans and the exercising of remedies in connection with such loans.

Special Risks Relating to Commercial Mortgage Loans. Commercial mortgage loans have certain distinct risk characteristics.  Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity.  Mortgage loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment.  The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property. Commercial mortgage loans generally are non-recourse to borrowers.  In the event of foreclosure on a commercial mortgage loan, the value at that time of the collateral securing the mortgage loan may be less than the principal amount outstanding on the mortgage loan and the accrued but unpaid interest thereon.

Limitations on Remedies. Although the Fund will have certain contractual remedies upon the default by borrowers under certain real estate investments, such as foreclosure of the underlying real estate or collecting rents generated there from or acquiring equity interests in the borrower or property owning entity, certain legal requirements may limit the ability of the Fund to effectively exercise such remedies.  Furthermore, the right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests.  In this connection, the laws with respect to the rights of creditors and other investors in certain jurisdictions in which the Fund may invest may not be comprehensive or well developed, and the procedures for the judicial or other enforcement of such rights may be of limited effectiveness.

Insolvency Considerations.  Real estate investments held by the Fund may be subject to various laws enacted in the country, jurisdiction or state of the borrower with respect to such real estate investments for the protection of creditors.  Insolvency considerations may differ depending on the jurisdiction in which each borrower is formed and/or located and may differ depending on whether the borrower is a non-sovereign or a sovereign entity.  If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower of real estate investments, such as a trustee in bankruptcy, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such Investment and, after giving effect to such indebtedness, the borrower: (a) was insolvent; (b) was engaged in a business for which the remaining assets of such borrower constituted unreasonably small capital; or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness.  The measure of insolvency for purposes of the foregoing will vary.  In the event of the insolvency of a borrower of an investment, payments made on such investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.  In addition, if a borrower with respect to an investment is the subject of a bankruptcy proceeding, payments to the Fund with respect to such investment may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following:  (i) an “automatic stay,” under which the Fund will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such investment without permission from the court; (ii) conversion by the bankruptcy court of such investment into more junior debt or into an equity obligation of the borrower thereof or obligor thereon; (iii) modification of the terms of the investment by the bankruptcy court, including reduction or delay of the interest or principal payments thereon; and (iv) grant of a priority lien to a new money lender to the borrower of, or obligor on, the investment.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

There is also a risk that the agent for the banks in the syndicate may take action that will result in claims of lender liability against the Fund, even if the Fund did not approve the action.

Consumer Protection Laws. The loans underlying certain of the Fund’s investments and/or the originators of such loans may be subject to special rules, disclosure and licensing requirements and other provisions of federal and state consumer protection laws, including, among others, the federal Truth-in-Lending Act, Regulation Z, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act and related statutes.  Failure to comply with these federal or state consumer protection laws and related statutes could subject lenders to specific statutory liabilities.  In some cases, this liability may affect the subsequent assignees of such obligations, including the issuer of such securities.  In particular, a lender’s failure to comply with the federal Truth-in-Lending Act could subject such lender and its assignees to monetary penalties and could result in rescission.  Numerous class action lawsuits have been filed in multiple states alleging violations of these statutes and seeking damages, rescission and other remedies.  These suits have named the originators and current and former holders.  If any issuer of a loan were to be named as a defendant in a class action lawsuit, the costs of defending or settling such lawsuit or a judgment could reduce the amount available for distribution on the related securities and could negatively impact the returns to the Fund.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Such instruments are either rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO or, if unrated, considered by the Subadviser to be of comparable quality at the time of investment.

Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Foreign Instruments and Emerging Markets Risk. The Fund invests in foreign (non-U.S.) instruments, which may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign instruments (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign instruments may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign instruments may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market instruments should be considered speculative.

Foreign Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments in emerging markets securities may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. See “Derivatives Risk.”

In addition, realizations and drawdowns in the Fund’s currency exposure may add to volatility to the Fund’s distributable income. If the Fund’s currency exposure results in a negative return to the Fund, it may result in the Fund making distributions, some or all of which consist of a return of capital.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a security, the more likely its value will decline. Changes by rating agency in its rating of instruments and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. Since the Fund invests primarily in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests solely in investment grade instruments. The prices of lower grade instruments generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. High yield fixed income instruments are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Refinancing Risk. This is the risk that one or more issuers of debt securities in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV, Common Stock price or overall return.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund currently intends to borrow money from banks and other financial institutions in an initial amount of approximately [33]% (as determined immediately after borrowing) of the value of its Investable Assets (including the amount borrowed). The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 40% of the Fund’s Investable Assets.

The use of leverage to purchase additional instruments creates an opportunity for increased Common Stock dividends, but also creates risks for the common stockholders, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

To the extent the Fund invests in debt instruments or other credit instruments with a fixed coupon, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund issues preferred stock or debt securities (or borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund’s fixed income rate investments may be worth less as interest rates rise. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

The Fund may issue preferred stock and/or notes or other debt securities as a form of leverage. These means of obtaining leverage would be senior to the Fund’s Common Stock, such that holders of preferred stock and/or notes or other debt securities would have priority over the common stockholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is issued and outstanding, holders of the preferred stock would elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs. If the preferred stock is limited in its term, redemptions of such preferred stock could require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact the Fund. In addition, if the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders or to repurchase its stock may be limited by the terms of any such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law, the Fund’s lenders and any NRSROs rating the securities.

The Fund will bear all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes or other debt securities issued by the Fund, including higher management and advisory fees. As a result, the Fund cannot assure you that the issuance of preferred stock and/or notes or other debt securities will provide a higher yield or return to the common stockholders. If the Fund offers and/or issues preferred stock and/or notes or other debt securities, the costs of the offering will be borne immediately by the Fund and result in a reduction of the Fund’s NAV.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund.

There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

•   the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

•   the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•   magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

•   the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

•   when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and the Subadviser, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Investable Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any), and may provide a financial incentive to PI and/or the Subadviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•   leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

If the Fund issues preferred stock and/or notes or other debt securities, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more NRSROs, which may issue ratings for the preferred stock and/or notes or other debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

Derivatives Risk. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure up to 10% under normal market conditions. The Fund’s investments in derivatives will be primarily for hedging, but may also be for investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions (such as swaps, options and futures contracts and options thereon) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements, illiquidity, increased volatility and counterparty risk.

Swap Agreements. The Fund intends to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swaps may be considered illiquid by the Fund. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. With respect to swaps not cleared through a central counterparty, the Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser’s current credit standards for over-the-counter (“OTC”) counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Further, the Fund may be subject to an additional degree of risk with respect to defaults by the Fund’s counterparty to a swap transaction. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation as a result of the Dodd-Frank Act or otherwise, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.

General Risks Associated with Derivatives. The Fund uses derivatives including, in particular, swaps and other similar transactions, in seeking to achieve its investment objectives or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to:

•    Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•    Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•    Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•    Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

•    Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and the Subadviser to predict pertinent market movements, which cannot be assured.

•    Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the

Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•    Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Act, which was signed into law in July 2010, requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the CFTC has recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, the Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. In the event the Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses. However, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Lower Rated High Yield Instruments Risk. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadviser believes to be the ultimate value of such instruments.

Income Risk. The income the common stockholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Illiquid Securities Risk. The Fund may invest without limit in illiquid securities, and at times a significant portion of the Fund’s portfolio may be invested in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Valuation Risk.  The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments.  In particular, the Fund’s ownership in private debt will be difficult to determine, and the Fund will depend heavily upon the Manager’s and Subadviser’s professional judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  See “Determination of Net Asset Value.”

Conflict of Interest Risk.  PREI is a business unit of PIM, which is an indirect, wholly-owned subsidiary of Prudential and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PREI’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PREI aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PREI has developed policies and procedures designed to address these potential conflicts of interest. There may be restrictions imposed by law or regulation regarding how much, if any, of a particular security PREI may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PREI’s relationship with Prudential and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

PREI believes it has segmented a sizeable subset of the private real estate debt marketplace for investment by the Fund which currently does not overlap with any investment mandates of the existing funds managed by PREI’s Global Real Estate Finance Group.  PREI expects that this subset will provide sufficient investment opportunities to help meet the Fund’s investment objective and does not conflict with any of their existing clients and funds. However, in the future, certain other clients and funds of PREI may have the capacity and may desire to invest in or acquire the type of real estate debt opportunities that are within the Fund’s objectives.  PREI will allocate investments and opportunities among its existing and prospective clients and funds and the Fund in accordance with PREI’s investment allocation policies and procedures, which generally provide that (i) each fund/account on PREI’s Real Estate Debt Platform, including the Fund, will have a right of first refusal priority during its investment period, with respect to those debt-oriented debt investments (as defined below) that are within the priority investment mandate for such fund (the Fund’s priority investment mandate will be debt-oriented mezzanine debt investments that have a duration of at least ten-years and an interest rate of not more than 6% over the comparable treasury); (ii) with respect to the Fund, the term “investment period” as used in PREI’s investment allocation and procedures refers to the Fund’s initial investment period which will be 12 months starting with the commencement of the Fund’s operations. There may be other funds/accounts simultaneously in investment period at this time; and PREI manages an existing private fund with an investment period expiring December 2014; (iii) if multiple funds/accounts are in investment period simultaneously, the investment opportunity will be allocated to the fund/account for which the opportunity falls within such fund’s/account’s priority investment mandate; (iv) if: (1) multiple funds/accounts are in their investment period simultaneously AND (2) an investment opportunity falls within the priority investment mandate for more than one such fund/account, the investment opportunity will be allocated under a rotational approach; (v) each fund/account that is outside of its investment period and able to make new investments will be allocated investment opportunities that are suitable for such fund/account based on its investment mandate and other applicable factors as determined by the portfolio manager (e.g., based on considerations such as size; investment capacity; diversification considerations; geographic location, expected hold period, anticipated rate of return, etc); to the extent that investment opportunities are suitable for more than one fund/account, will be allocated based on a rotational approach; and (vi) pursuant to PREI’s investment allocation policies and procedures, other PREI-managed funds will maintain priority behind all funds managed by PREI’s US Real Estate Finance Group, with respect to all debt oriented debt investments sourced by PREI’s US Real Estate Finance Group or PREI’s transactions group that meet the investment criteria of the funds managed by PREI’s US Real Estate Finance Group, including the Fund. For purposes of PREI’s investment allocation policies and procedures, the term “debt-oriented debt investments” are those debt investments for which ultimate returns are expected to be derived principally from payment of interest or dividends and return of the investment capital at maturity.

PREI may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. PREI, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PREI generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PREI has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.  PREI has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management. PIM’s information barrier policy, which applies to PREI is designed to prevent the communication of material non-public information to an employee of another investment sector without approval from each sector’s compliance unit.  The information barrier policy also restricts physical access to an investment sector’s offices by employees of a different investment sector.  PREI maintains a restricted list of issuers about which PREI has material, non-public information, and its policies prohibit PREI from trading, either for client or personal accounts, in the securities of such issuers.  In an effort to avoid such restrictions on trading, PREI has procedures in place to carefully consider whether or not to intentionally accept material, non-public information with respect to certain issuers, where appropriate.  In addition, where PREI deems it appropriate, PREI maintains information barriers or “fire walls” designd to prevent the transfer of such information between the segments/departments of PREI as well as between affiliates and PREI.  In some instances, PREI may create an “isolated information barrier” around a small number of employees within an investment unit who may come into possession of material, non-public information about an issuer, whereby their knowledge is not attributed to the rest of the unit.  For a more detailed discussion of these and other potential conflicts of interest, please see “Management and Advisory Arrangements—Portfolio Managers” below.

Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

Risks Associated with Fund Distribution Policy. The Fund intends to make a level dividend distribution each month to the common stockholders. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time without stockholder approval by the Board.

If the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders may be limited by the terms of any such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law, the Fund’s lenders and NRSROs.

Non-Diversification Risk.  The Fund is classified as “non-diversified” under the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Concentration Risk.  To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

Limitation on Transactions with Affiliates Risk. The Fund is prohibited under the 1940 Act from engaging in certain transactions with affiliated entities, including Prudential. Because Prudential is a major real estate investor, these prohibitions may limit the Fund’s ability to invest in otherwise attractive real estate opportunities, thereby putting the Fund at a disadvantage as compared to other investors that are not subject to the same limitations.

Anti-Takeover Provisions. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Board into three classes, serving staggered three-year terms, and authorizes the Board to cause the Fund to issue additional shares of common stock. The Board also may classify or reclassify any unissued shares of common stock into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares.

The Fund’s charter provides that, subject to the rights of holders of any class or series of preferred stock, a Director of the Fund may be removed only for “cause,” and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. These provisions, when coupled with the exclusive power of the Board to fill vacancies on the board, generally preclude the Fund’s stockholders from (i) removing incumbent directors except for cause and with a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees, unless enough vacancies exist such that a stockholder vote is required under the 1940 Act. Under the 1940 Act, (a) the Board may only fill a vacancy if, immediately after filling the vacancy, at least two-thirds of the Directors have been elected by stockholders, and (b) if at any time less than a majority of the Board was elected by stockholders, a meeting of stockholders must be held as promptly as possible (but in any event within 60 days) in order to elect Directors to fill any existing vacancies on the Board, unless the SEC extends such period by order.

Under Maryland law and the Fund’s charter, the dissolution of the Fund, amendments to its charter, a merger or consolidation of the Fund, a sale of all or substantially all of the Fund’s assets and a statutory share exchange generally must be approved by the affirmative vote of a majority of the votes entitled to be cast on the matter. However, the Fund’s charter provides that certain matters, including certain transactions that would result in a change of control of the Fund, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of the Fund’s continuing Directors as defined in the Fund’s charter. In addition, the Board may, without any action by the Fund’s stockholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world has resulted in market volatility, may continue to result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and NAV of the Common Stock. High yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than other higher rated securities.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Dependence on Key Personnel Risk and Management Risk. The Manager and the Subadviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Manager or the Subadviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Manager and/or the Subadviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Manager or the Subadviser in the future.  Especially with respect to the Fund’s private debt investments, there can be no assurance that all relevant factors that would be material to an investment decision will be uncovered.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Stock.

Tax Risk. The Fund intends to meet, and continue meeting, the requirements necessary to qualify for treatment as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986 (the “Code”).  Provided the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to stockholders, provided that, for each taxable year, the Fund distributes to its stockholders an amount equal to at least 90% of the sum of its "investment company taxable income" and its “net tax-exempt income.” The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain annually (in cash or Common Stock), however, if the Fund has taxable income that accrues but is not paid in cash (such as discount income on indebtedness) then, in order to satisfy the RIC distribution requirements, the Fund may have to incur debt or sell assets that it would otherwise prefer to retain.

Besides having to meet the 90% distribution requirement described above, in order to qualify as a RIC in any taxable year, the Fund must maintain its SEC registration, satisfy certain asset diversification tests, and derive at least 90% of its gross income from certain qualifying sources. The Fund may have difficulty in satisfying its investment strategy while simultaneously meeting the asset diversification requirements. Further, the laws governing the taxation of RICs can be changed or reinterpreted at any time, possibly with retroactive effect.  Such changes and reinterpretations could force the Fund to lose its RIC qualification, change the manner in which it pursues its investment strategy or compel the Fund to adopt new investment policies.

If the Fund fails the 90% gross income or asset diversification tests, the Fund could try to take advantage of certain statutory relief provisions that would allow the Fund to maintain its RIC qualification in return for paying a fund-level tax or by disposing of certain assets. There is no guarantee, however, that the Fund would qualify for such relief.  If the Fund fails to remain qualified as a RIC, then it would be treated like an ordinary corporation and its earnings would be subject to two levels of taxation.  First, the Fund’s taxable income (including its net capital gain) would be computed without any reductions for distributions made to Fund stockholders and would be subject to a corporate level income tax imposed at a current rate of up to 35%.  Second, depending on the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) (“E&P”), distributions to stockholders would be treated as dividends, returns of capital or capital gains.  See “Tax Matters -- Taxation of the Fund’s Distributions in General.”

Securities Lending Risk. The Fund may lend its portfolio securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by PIM to be creditworthy and when, in the judgment of PIM, the income that can be earned from such securities loans justifies the attendant risk. PIM will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions. See “Leverage” and “—Leverage Risk.” Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Temporary Defensive Strategies Risk. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the

Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

*****

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund. The directors of the Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board may be filled only by a majority of the remaining Directors, unless the 1940 Act requires the election of one or more such directors by stockholders.

Manager

The Manager of the Fund is PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PI and its predecessors have served as a manager or administrator to investment companies since 1987. PI currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of March 31, 2013, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of March 31, 2013, PI had total assets under management of approximately $[   ] billion.

Pursuant to a Management Agreement with the Fund (the “Management Agreement”), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, the Fund pays PI a monthly fee at the annual rate of [         ] % of the average daily value of the Fund’s Investable Assets. “Investable Assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Fund’s Investable Assets of the Fund for each day during the month.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the 1940 Act.

The basis for the Board’s initial approval of the Fund’s management and subadvisory agreements will be provided in the Fund’s initial report to the common stockholders. The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the common stockholders for the periods during which such continuations occur.

Subadviser

PREI, a business unit of PIM, which is in turn an indirect wholly-owed subsidiary of Prudential, will provide investment advisory services to the Fund.  PI has responsibility for all investment advisory services, supervises PREI and pays PREI for its services. PREI’s address is 7 Giralda Farms, Madison NJ 07940. PREI, comprised of fund management centers in the United States in Madison, N.J. and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $[        ] billion in gross assets ($[         ] billion in net assets) as of March 31, 2013.

PI has entered into a subadvisory agreement with PIM, through its business unit PREI, relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that PIM, through its business unit PREI, will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, investment program and policies. PIM determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM’s performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI, or PIM upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, PI pays PIM a monthly fee at the annual rate of [           ] % of the average daily value of the portion of the Fund’s Investable Assets managed by PIM. For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Fund’s Investable Assets of the Fund for each day during the month.

All potential private debt investments sourced for the Fund will be subject to the approval of an investment committee (or authorized subcommittee thereof), the composition of which shall include, at a minimum, members of the PREI global real estate finance group.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy. Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

Marc R. Halle is a Managing Director for Prudential Real Estate Investors where he is the Senior Portfolio Manager for all global real estate securities funds and investments. Mr. Halle is also a member of Prudential Real Estate Investors U.S. Executive Management Committee.  Marc has over 28 years experience in real estate capital markets, securities, development, acquisition and finance.  Marc joined Prudential Real Estate Investors from Alpine Management & Research, where he was the Chief Operating Officer and Portfolio Manager for U.S. and global real estate securities funds.  Prior to forming Alpine, Marc was the Senior Real Estate Analyst and Associate Portfolio Manager with Evergreen Asset Management, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for all real estate securities.  Previously, Marc was Senior Vice President of W&M Properties, a national real estate investment firm.

Marc is a member of the Investor Advisory Council of the National Association of Real Estate Investment Trusts (NAREIT), and is affiliated with the International Council of Shopping Centers (ICSC).  In January 2011, Marc was featured in both The Wall Street Journal and Smart Money Magazine and named as one of “Americas Best Mutual Fund Mangers” for long term consistent performance.  Marc has been widely quoted in the financial media including CNBC, Fox Business Channel, The Wall Street Journal, Smart Money, Forbes and Barron’s.  Marc holds an M.B.A. degree in Finance from New York University’s Executive M.B.A. Program and a B.S., magna cum laude, from Tufts University College of Engineering.

Rick Romano is responsible for management of the group’s U.S. public securities investments. Mr. Romano joined Prudential Real Estate Investors from Rockefeller & Co., an investment management firm for the Rockefeller family and other high net worth clients.  At Rockefeller & Co., Mr. Romano was an Equity Analyst for three investment partnerships totaling over US$4.0 billion in publicly traded securities.  He was responsible for covering real estate and leisure stocks globally and served as a generalist covering domestic equity securities.  Prior to joining Rockefeller & Co., Mr. Romano was a Senior Investment Analyst at the Prudential Realty Group where he worked on the valuation, asset management and portfolio management of a US$1.0 billion equity hotel portfolio.

Mr. Romano is a member of the CFA Institute (CFA), the New York Society of Security Analysts and NAREIT. Mr. Romano received a B.A. from Rutgers College and a MBA in Finance from New York University’s Stern School of Business.  In addition, he is a CFA charter holder.

Gek Lang Lee is a Principal for Prudential Real Estate Investors based in Asia. She is also a Portfolio Manager for Asian public real estate securities. She has been working in the public real estate sector in Asia for at least 15 years. Ms. Lee joined Prudential Real Estate Investors in June 2007 from Moon Capital LLC where she was the Global Real Estate sector head responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. Prior to joining Moon Capital, Ms. Lee was the Head of Singapore Equities Research and Property analyst at UBS AG where she was credited with building up the Singapore institutional research team.  Ms. Lee’s work also included working with the UBS Investment Banking team on helping in the listing of REITs in Singapore.

Prior to UBS, Ms. Lee was Head of Singapore Equities at Indosuez WICarr where she was responsible for the profitability of the Singapore Equity Business and also Regional Real Estate research.  Ms. Lee holds a Bachelor of Science degree from the National University of Singapore and is also a CFA charter holder.

Michael Gallagher is a Director for Prudential Real Estate Investors based in London.  He is the Associate Portfolio Manager for the European real estate securities.  Mr. Gallagher has been working in the public securities market for over 13 years and specifically within real estate for 8 years.  Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities. Prior to Aviva, Mr. Gallagher was a Vice President of Citigroup (London) where he covered diversified financials and the real estate sector.  At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage.  Mr. Gallagher came to Citigroup from Deutsche Bank (London /Frankfurt) where he was a pan European equity analyst covering bank stocks and diversified German companies.

Mr. Gallagher holds a B.A. in Economics from Harvard University, magna cum laude and was the recipient of the Harvard College Scholarship.  Mr. Gallagher also holds a M.A. in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship. Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [PI has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole stockholder of the Fund as of the date of this prospectus.] PI may also be considered a controlling person of the Fund under the 1940 Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the NYSE (generally, 4:00 pm Eastern Time). The Fund determines the NAV per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock, if any, and dividends payable) by the total number of shares of Common Stock outstanding.

The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the last traded price determined by the exchange.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares of common stock.

If the Fund determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more investments held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security or other asset is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager and the Subadviser may attend or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Manager (or Subadviser), does not represent fair value. Securities or other asset that are primarily traded outside the United States may also be subject to a fair value pricing adjustment, which may be provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.  In the event that the fair valuation of a security results in a change of $0.01 or more to a Fund’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Fund’s daily NAV, the Board of Directors shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting.  Also, the Board of Directors receives, on an interim basis, minutes of the meetings of the Funds’ Valuation Committee that occur between regularly scheduled Board meetings.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio asset that the Fund uses to determine its NAV may differ from the quoted or published price of the investment.

Fair value pricing procedures are designed to result in prices for the Fund’s investments and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will more accurately reflect the market value of an asset than the market price of such asset on that day.

Valuation of Private Real Estate-Related Debt Investments

Private real estate-related debt investments owned by the Fund will be fair valued each day using a methodology set forth in the policies and procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Valuation Committee an adjustment to the value of a private real estate-related debt investments based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower’s or lessee’s ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Fund.

DISTRIBUTIONS

The Fund intends to make a level dividend distribution each month to the common stockholders. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. If necessary, the Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for distribution.

If the total distributions made in any calendar year exceed the sum of: (i) investment company taxable income and net tax-exempt income (determined in each case without regard to the deduction for dividends paid), and (ii) net capital gain (defined as net long-term capital gains in excess of net short-term capital losses, including in the form of loss carryforwards), also determined without regard to any deduction for capital gain dividends paid, such excess distributed amount may be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of a stockholder’s adjusted tax basis in the Common Stock. After such adjusted tax basis is reduced to zero, the distribution would be taxable capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of the common stockholder’s investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a stockholder’s Common Stock and therefore may increase a stockholder’s tax liability for capital gains upon a sale of Common Stock. See “Tax Matters.” The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital resulting in less of a stockholder’s assets being invested in the Fund than if the dividend had not resulted in a return of capital and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund’s initial distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 60 days after the completion of the offering, in each case depending on market conditions. The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

PI has received an order from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit closed-end funds managed by PI to include realized long-term capital gains as a part of its regular distributions to the common stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy in the future.

The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to the common stockholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the common stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. The common stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to the common stockholders, such distribution may bear on the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any preferred stock that the Fund may issue.

DIVIDEND REINVESTMENT PLAN

Unless a common stockholder elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional shares of Common Stock. The common stockholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common stockholders and may reinvest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per share of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in shares of Newly Issued Common Stock on behalf of the participants. The number of shares of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share of Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares of Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in shares of Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common stockholders such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value per share of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) (800) 451-6788.

DESCRIPTION OF SECURITIES

The following description of the terms of the Common Stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of                   , 2013.

Title of Class	Amount of Common Stock Authorized	Amount of Common Stock Held by the Fund for its Account	Amount of Common Stock Outstanding
Common Stock	1,000,000,000 Shares	0 Shares	[ ] Shares

The Board may, without any action by the Fund’s stockholders, approve amendments to the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund’s charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the stockholders’ best interest.

Common Stock

General. All shares of Common Stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All shares of Common Stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Common stockholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Shares of Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of Common Stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to common stockholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness of the Fund are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution. See “Leverage.”

Liquidation Rights. The Fund’s stockholders are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights. Each outstanding share of Common Stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s stockholders, including the election of Directors. The presence of stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s stockholders constitutes a quorum at the meeting, unless applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund’s Bylaws do not currently require a different vote to elect Directors. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of Directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of preferred stock will have the right, voting as a separate class, to elect two Directors at all times. Pursuant to the Fund’s charter and Bylaws, the Board, if any, may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each fiscal year. If for any reason the Common Stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund’s stockholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price per share of Common Stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund’s stockholders. Any sale of Common Stock by the Fund will be subject to the requirements of the 1940 Act.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into shares of other classes or series of stock, including preferred stock, without the approval of common stockholders. Common stockholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common stockholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law and the Fund’s lenders.

Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times (provided that these directors may be classified) and to elect a majority of the Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Fund’s Directors until all dividends in arrears on the preferred stock have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws

The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. Upon the completion of the Fund’s initial public offering, the Board will be divided into three classes of Directors serving staggered three-year terms. The initial terms for Directors of the first, second and third classes will expire at the annual meetings of the Fund’s stockholders held in 2015, 2016 and 2014, respectively, and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund’s stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund’s charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law, which is one, or more than fifteen.

The Fund’s charter provides that, at such time as the Fund has at least three independent Directors and its Common Stock is registered under the Exchange Act, which we expect to be upon completion of this offering, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. For that reason, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record at the time the stockholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time the stockholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws and applicable law.

Calling of Special Meetings of Stockholders. The Fund’s Bylaws provide that special meetings of the Fund’s stockholders may be called by the Board and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholder requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by stockholders entitled to cast at majority of the votes entitled to be cast on the matter. However, the Fund’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•   amendments to the provisions of the Fund’s charter relating to the classification of the Board, the power of the Board to fix the number of directors and to fill vacancies on the Board, and the vote required to elect or remove a Director;

•   charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s Common Stock a redeemable security (within the meaning of the 1940 Act);

•   the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•   amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•   any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s stockholders; or

•   any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board, the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of the Fund’s charter or bylaws requires such approval. The “continuing directors” are defined in the Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board.

The Fund’s charter and Bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its common stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussion below and certain disclosure in the SAI provides general tax information relating to an investment in the Common Stock. Because tax laws are complex and often change, stockholders are encouraged to consult their tax advisors about the tax consequences of an investment in the Fund under their individual circumstances. Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset (generally, property held for investment). A U.S. stockholder is, for U.S. federal income tax purposes, an individual that is a citizen or resident of the United States, a U.S. corporation, a trust that (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below does not represent a detailed description of all the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, controlled foreign corporations and passive foreign investment companies, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

Qualifications of the Fund as a RIC.  The Fund intends to qualify and continue qualifying as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other conditions: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (that is, income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (that is, partnerships that are traded on an established securities market or readily tradable on a secondary market that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its stockholder. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from the prior year’s required distribution (collectively, the “Minimum Required Distribution”), is liable for a 4% excise tax on the portion of the undistributed amounts of such income that is less than the Minimum Required Distribution. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. To avoid the imposition of this excise tax, the Fund intends, to the extent possible, to distribute amounts at least equal to the Minimum Required Distribution by the close of each calendar year or earlier.

Taxation of the Fund’s Distributions in General.  Distributions paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) (“E&P”) will be taxable to stockholders as dividends and treated as ordinary income except to the extent that the Fund has and designates such distributions as  net capital gains.  Distributions in excess of the Fund’s E&P will first be treated by a stockholder as a return of capital, which is applied against and reduces the basis of the stockholder’s shares of Common Stock. Then, to the extent (if any) that such distributions exceed the basis of the stockholder’s shares Common Stock, such excess will be treated by the stockholder as gain from a sale or exchange of the shares of Common Stock. Distributions qualifying as dividends and designated as net capital gains, will be taxable to a stockholder as long-term capital gains regardless of how long the stockholder holds the Fund’s shares of Common Stock.  Distributions that do not qualify as dividends (that is, distributions that exceed the Fund’s E&P) and exceed the basis of the stockholder’s shares of Common Stock will be taxable as long-term or short-term capital gains depending on how long the stockholder has held the shares of Common Stock.  A non-corporate stockholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders.

Taxation of the Fund’s Distributions Treated as Dividends.  The taxation of the Fund’s dividend distributions to its stockholders will be determined primarily by the Fund’s underlying income.  To the extent the Fund has, and reports, its dividend distributions as consisting of qualified dividend income, such distributions will be taxable to noncorporate stockholders at the reduced rates applicable to qualified dividend income.  To the extent the Fund has, and reports, its dividend distributions as consisting of net long-term capital gains, such distributions will be taxable to noncorporate stockholders at the reduced rates applicable to net long-term capital gains.  All other types of income, including interest and discount income earned or accrued on debt (including mezzanine debt) and ordinary income dividends from REIT stock, will be taxable to stockholders at regular rates.

In the case of individual taxpayers, the reduced tax rate for net long-term capital gains and qualified dividend income is (i) a maximum rate of 15% for those with no more than $400,000 of income ($450,000 if married filing jointly),  and (ii) 20% for any portion of net long-term capital gain and qualified dividend income exceeding those amounts.  Interest and discount income and ordinary income dividends from REIT stock, unless reported as qualified dividend income, are taxable as ordinary income at rates of up to 39.6%. rates.  The Fund does not anticipate receiving any significant amount of REIT distributions reported as qualified dividend income and therefore, distributions to the Fund’s stockholders from ordinary income dividends on REIT stock will generally not qualify for reduced tax rates.  Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

Distributions will be treated in the manner described above regardless of whether they are made in cash or in additional Common Stock. Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a stockholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Stock was credited to the stockholder’s account and the stockholder will have a tax basis in the additional Common Stock equal to the value the stockholder is treated as receiving as part of the distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In the case of such other distributions (such as spill back dividend), stockholders generally will be treated as having received such dividends in the taxable year in which the distributions are actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Sale or Other Disposition of Common Stock.  In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders. A stockholder will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the Common Stock sold. As noted above, a stockholder’s adjusted tax basis may be reduced by distributions to stockholders in excess of the Fund’s E&P. A stockholder’s gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year.  Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the dividend reinvestment plan) Common Stock, or enters into a contract or option to acquire securities that are substantially identical to the Common Stock within 30 days before or after such sale or other disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Generally, a stockholder’s broker or financial intermediary will report to the IRS and to the stockholder the amount of sale proceeds that a shareholder receives from selling fund shares. The stockholder’s basis in those shares and the character of any gain or loss that the stockholder realizes on the sale (i.e., short-term or long-term) will also be subject to such reporting.

Tax on Investment Income.  A new 3.8% tax imposed on net investment income has gone into effect as of January 1, 2013.  The tax applies to individuals, estates and trusts with incomes above certain threshold amounts.  The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to its stock and gains (if any) from the sale or other disposition of its stock.

Non-U.S. Stockholders.  In general, distributions to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Distributions that are effectively connected with a non-U.S. stockholder’s conduct of a U.S. trade or business, however, are taxable under different rules.) In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

If any non-U.S. stockholders intend to own more than 5% of the Fund’s shares of Common Stock, they are encouraged to consult their tax advisors regarding the possibility that distributions from the Fund may be taxable to them as if they were U.S. stockholders.

In addition, a 30% withholding tax may be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and  investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation.  Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners. Non-U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation for their investment in Common Stock.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may apply retroactively with respect to the Fund’s transactions. Stockholders are encouraged to consult their tax advisors for more detailed information concerning U.S. federal income tax matters.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom [ ], [ ] and [ ]are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of shares of Common Stock indicated below.

Name	Number of Shares

Total

The underwriters are offering the shares of Common Stock subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of Common Stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below unless such option is exercised (subject to limited conditions).

The underwriters initially propose to offer part of the shares of Common Stock directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[ ] per share under the initial offering price. The underwriting discounts and commissions (sales load) of $[ ] per share are equal to [ ]% of the initial offering price. Shares of Common Stock purchased must be paid for by investors on or before [ ].

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of shares of Common Stock at the initial offering price per share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of Common Stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of Common Stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total public offering price would be $[ ], the total underwriters’ discounts and commissions (sales load) would be $[ ], the total estimated offering expenses borne by the Fund would be $[ ] and the total proceeds, after expenses, to the Fund would be $[ ].

The following table summarizes the estimated expenses (assuming the Fund issues     shares of Common Stock) and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$
Proceeds, after expenses, to the Fund	$	$	$	$

The fees described below under “—Additional Compensation to Be Paid by PI” are not reimbursable to PI by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $[ ] per share of Common Stock sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, PI will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $[ ] in total, $[ ] of which will be borne by the Fund (or $[ ] if the underwriters exercise their over-allotment option in full).  Offering expenses paid by the Fund may include a whole or partial reimbursement to PI and/or its affiliates for distribution assistance, which may include compensation paid to wholesalers registered through Prudential Investment Management Services LLC, an affiliate of PI, and other expenses relating to such wholesalers incurred in connection with the offering.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of shares of Common Stock offered by them.

In order to meet requirements for listing the shares of Common Stock on the [ ], the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 shares ($2,000).

The Fund’s shares of Common Stock have been approved for listing on the [ ], subject to notice of issuance, under the ticker symbol “[ ].”

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares or such other securities, in cash or otherwise or (3) file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the shares of Common Stock to be sold pursuant to the underwriting agreement or any shares issued pursuant to the Plan.

In order to facilitate the offering of the shares of Common Stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the shares. The underwriters currently expect to sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in the shares for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the shares compared to the price available under the over-allotment option. The underwriters may also sell shares of Common Stock in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, shares in the open market to stabilize the price of the shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the shares in the offering, if the syndicate repurchases previously distributed shares in transactions to cover syndicate short positions or to stabilize the price of the shares. Any of these activities may raise or maintain the market price of the shares of Common Stock above independent market levels or prevent, limit or slow a decline in the market price of the shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the shares of Common Stock or any other securities of the Fund. Consequently, the offering price for the shares was determined by negotiation among the Fund, PI and the Representatives. There can be no assurance, however, that the price at which the shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain of the other underwriters may, from time to time, act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, PI, the Subadviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and PI, the Subadviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the shares of Common Stock, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the shares in any jurisdiction where action for that purpose is required. Accordingly, the shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Prior to the public offering of shares of Common Stock, PI purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ].

Distribution Assistance

Certain employees of PI and its affiliates are registered representatives of PIMS and work with financial advisors employed by the underwriters to educate the financial advisors about the Fund. The educational services provided by those employees to financial advisors are primarily in the form of meeting with and distributing marketing materials to the financial advisors. PI and/or its affiliates may seek partial or full reimbursement for such wholesalers’ compensation and other expenses relating to the offering of the Fund’s Common Stock.

Additional Compensation to be Paid by PI

PI (and not the Fund) has agreed to pay [ ] from its own assets, upfront structuring and syndication fees in the amount of $[ ] for services relating to the design and structuring of the Fund, including without limitation, views from an investor, market, distribution and syndication perspective on (i) the timing of and receptivity to the Fund’s initial public offering of shares of Common Stock, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the overall marketing and positioning thesis for the Fund’s initial public offering, (iv) securing participants for the Fund’s initial public offering, (v) preparation of marketing and diligence materials for underwriters, (vi) conveying information and market updates to the underwriters, and (vii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to [ ] will not exceed [ ]% of the total public offering price of the shares. These services provided by [ ] to PI are unrelated to PI’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay [ ] from its own assets, an upfront structuring fee in the amount of $[ ] for services relating to the structure, design and organization of the Fund, which may but need not necessarily include views from an investor, market and distribution perspective on (i) the timing of and receptivity to the Fund’s initial public offering of shares of Common Stock, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments and (iii) the overall marketing and positioning thesis for the Fund’s initial public offering. The upfront structuring fee paid to [        ] will not exceed [ ]% of the total public offering price of the shares. These services provided by [ ] to PI are unrelated to PI’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay [ ] from its own assets, an upfront structuring fee in the amount of $[ ] for services relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s shares of Common Stock. The upfront structuring fee paid to [ ] will not exceed [ ]% of the total public offering price of the shares. These services provided by [ ] to PI are unrelated to PI’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay [ ] from its own assets, an upfront structuring fee in the amount of $[ ] for services relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s shares of Common Stock. The upfront structuring fee paid to [ ] will not exceed [ ]% of the total public offering price of the shares. These services provided by [ ] to PI are unrelated to PI’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay [ ] from its own assets, an upfront structuring fee in the amount of $[ ] for services relating to the structure, design and organization of the Fund, as well as services related to the sale and distribution of the Fund’s shares of Common Stock. The upfront structuring fee paid to [ ] will not exceed [ ]% of the total public offering price of the shares. These services provided by [ ] to PI are unrelated to PI’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI or its affiliates may pay the compensation and certain expenses of sales personnel of PI’s affiliates that participate in the marketing of the Fund’s shares of Common Stock. Such payments to sales personnel of PI’s affiliates will not exceed [  ]% of the total public offering price of the shares.  PI and/or its affiliates may seek partial or full reimbursement from the Fund for such distribution assistance, as noted above, subject to the Fund’s payment of offering expenses of up to $0.04 per share of Common Stock.

PI or its affiliates (and not the Fund) may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Fund will pay of $[ ] per share is equal to [ ]% of the total public offering price of the Fund’s shares of Common Stock. The Fund has agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the shares in an amount not to exceed $[ ] in the aggregate, which amount will not exceed [ ]% of the total public offering price of the shares. The sum total of all compensation to the underwriters and compensation paid to sales personnel of PI’s affiliates in connection with this public offering of shares of Common Stock, including sales load, expense reimbursement and all forms of syndication fee and structuring fee payments to the underwriters, will not exceed 9.0% of the total public offering price of the shares.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

BNY Mellon is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is One Wall Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Sidley Austin LLP, New York, New York. Certain matters of Maryland law will be passed upon for the Fund by Venable LLP, Baltimore, Maryland. [               ] advised the underwriters in connection with the offering of the Common Stock.

REPORTS TO STOCKHOLDERS

When available, the Fund will send to the common stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of                    is                                                         .

(This page has been left blank intentionally.)

Until                   , 2013 (         days after the date of this prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                Shares

Prudential Real Estate Income Fund, Inc.

Common Stock
$[20.00] per Share

PROSPECTUS

[UNDERWRITERS]

                  , 2013

PICE[                        ]

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated May 31, 2013

Prudential Real Estate Income Fund, Inc.

Statement of Additional Information                   , 2013

Prudential Real Estate Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional (“SAI”) Information relating to the shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                   , 2013 (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares of common stock, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 451-6788. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

2

INVESTMENT OBJECTIVE

The investment objectives of the Fund are to provide high current income and capital appreciation. There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (“Common Stock”). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, and except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Buy or sell real estate, except that this limitation does not apply to direct or indirect investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate, the holding and selling of real estate acquired by the Fund through default, the making, selling and holding of mortgages secured by real estate acquired by the Fund, the liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

5. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or real estate-related investments. The Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in real estate-securities.

6. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, private and publicly offered real estate debt, private real estate loans and participations, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 4, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 4 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 6, the Fund may currently lend up to 33 1/3% of the value of its total assets.

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Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restriction which may be changed by the Board of Directors of the Fund without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and strategies that are described in the Prospectus.

Investment Objectives

The investment objectives of the Fund are to provide high current income and capital appreciation.  The Fund’s investment objectives are non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders. There can be no guarantee that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objectives by investing primarily in public and private real estate-related investments that will pay the Fund dividends, interest and other income and some of whose value may increase over time.  Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of real estate-related investments and other investments (including derivatives) with similar economic characteristics.  This 80% policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.  The term “Investable Assets” in this SAI refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Fund considers an investment to be real estate-related if the issuer of such investment (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) has at least 50% of its assets in these types of real estate.

The Fund’s real estate-related investments will primarily consist of publicly traded equities and preferred securities and publicly and privately trade debt securities issued by real estate companies, principally real estate investment trusts (“REITs”) and other similar real estate-related companies.  Real estate-related investments include (i) securities of REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are secured by or, in the case of mezzanine loans, otherwise supported by underlying real estate assets, b-notes, mezzanine loans, and subordinate other debt instruments.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate-related investments, but does not include U.S. single family, detached housing.

The Fund may invest without limit in publicly offered real estate equity.  These real estate-related investments primarily will include common and preferred securities, but may also include convertible securities, warrants and other rights that can be exercised to obtain common stock, depositary receipts, and investments in various types of business ventures and other similar securities.

The Fund may invest without limit in publicly offered real estate debt.  These real estate-related investments may include real estate-related corporate debt obligations, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.

The Fund may also invest up to 35% of its Investable Assets in privately offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans directly or indirectly secured by, or, in the case of mezzanine loans, otherwise related to, real estate assets, and the revenue generated thereby.  Privately offered real estate debt does not trade on any established markets and may be less liquid than investments in securities that trade on established markets.  Unlike most other closed-end funds, the Fund may make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  The Fund may purchase and/or originate privately offered real estate debt through one or more full-owned limited liability companies.  The term “Fund” as used herein also includes each such limited liability company, as applicable.

The Fund may invest in real estate-related debt securities of any credit quality, maturity and duration, including below investment grade (commonly referred to as “junk bonds”).

The Fund may invest without limit in real estate-related securities of issuers located around the world.  The Fund anticipates that it will only invest in publicly traded real estate-related foreign securities.  The Fund may invest in securities of real estate-related emerging market countries. The Fund may invest in real estate-related debt securities that are denominated in U.S. dollars or foreign currencies.

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The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more real estate-related investments or indices. Such derivative investments, including interest rate swaps, foreign currency forward contracts, futures contracts and U.S. Treasury swaps, are subject to the Fund’s limit of investing up to 20% of its Investable Assets in derivatives.

The Fund may invest without limit in illiquid securities.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.

The Fund may invest up to 20% of its Investable Assets in securities and other instruments of issuers not in the real estate industry.  These include equity- and debt-related securities, U.S. Government securities and money market instruments.

The Fund may not purchase any security of a company that is managed by the Manager, Subadviser (as defined below) or their respective affiliates, except with respect to securities issued by an affiliated money market fund.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund also concentrates in the real estate industry, which means it can invest more than 25% of its total assets in that industry.

The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 10% under normal market conditions. The Fund’s investments in derivatives will be primarily for hedging, but also may be for investment or leverage purposes, or to manage interest rates of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in interest rate swaps and foreign currency forwards contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. The Fund does not currently expect derivatives other than interest rate swaps and foreign currency forward contracts, to be material to its investment strategy.

Portfolio Composition

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

The Fund may borrow from time to time, at the discretion of the Subadviser to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser’s opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation (“FDIC”), an independent agency of the U.S. Government, provides deposit insurance on all types of deposits, including certificates of deposit, received at an FDIC-insured bank or savings association (“insured depository institutions”) up to applicable limits. The standard deposit insurance amount is $250,000 per depositor (including principal and accrued interest) for each insurable capacity of such depositor, per insured depository institution, which is backed by the full faith and credit of the U.S. Government. All of a depositor’s deposits in the same insurable capacity at the same insured depository institution are aggregated for purposes of the $250,000 insurance limit, including deposits held directly in the depositor’s name and for the depositor’s benefit by intermediaries. Any amounts in excess of the $250,000 deposit insurance limit may be uninsured.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things. Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the

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currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature ( i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Subadviser believes such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the Subadviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury

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instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when U.S. Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make loans to companies that need capital to grow or restructure (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS.  The Fund may invest in or originate loans, loan participations or assignments.  Loans and loan participations are interests in amounts owed by corporate, governmental or other borrowers to another party.  Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made by a different lender or by purchase of a participation interest.  If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par or at slight discount. This means the Fund receives a return at the full interest rate for the loan subject to certain fees and expenses applicable to the loan.  If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or voidable, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

At times, the Fund may be able to invest in loans only through assignments or participations. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”).  The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”).  The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement.  Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans.  Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and Lender or a Participant.  These credit risks may include delay in receiving payments of principal and interest paid by the Borrower to the Lender and offsets by the Lender’s regulation against payments received from the Borrower.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Participation interests are generally subject to restrictions on resale.  The Fund considers participation interests to be illiquid.

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When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender.  The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors.  If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information.  In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American depositary receipt (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may

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also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative or hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”). The Fund is not, therefore, subject to registration or regulation as a CPO under the CEA and the Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC.

A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”

Hedging. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.

In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement that is not cleared through a central counterparty will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to

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receive and pay a return pursuant to swaps. The Fund will enter into swaps that are not cleared through a central counterparty only with counterparties meeting certain creditworthiness standards as determined by the Fund’s Subadviser (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).

Credit Default Swap Agreements and Similar Instruments. The Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis ( i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

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Options on Securities and Securities Indexes.

Types of Options. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in over the counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”

Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write ( i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

Put Options. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write ( i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return.

Futures. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position. The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions ( i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write ( i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the

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purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write “covered” put and call options on futures contracts. The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated.

Foreign Exchange Transactions. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Fund may use currency hedging instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Subadviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

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Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of capital controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors Involving Derivatives. Derivatives are volatile and involve significant risks, including:

Counterparty Risk —the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk —the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk —the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk —the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Regulatory Risk —the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which

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the Subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest in or hold common stock and other equity and equity-related securities. Investments in equity securities entail certain risks. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The equity interests held by the Fund may fail to pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective. Equity securities held by the Fund may be illiquid.

Equity-Linked Securities.   Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index.  Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

EXCHANGE-TRADED FUNDS. The Fund may invest in exchange traded funds (“ETFs”). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund’s investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

FOREIGN INVESTMENTS. The Fund may invest in foreign debt and/or equity securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Although it currently does not expect to do so, the Fund is permitted to invest up to 100% of its total assets in securities of foreign issuers.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer

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the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Manager and/or the Subadviser to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board,

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however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERINGS. The Fund may invest in securities sold in initial public offerings (“IPOs”). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.

In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if the Fund is able to buy shares, the Fund may not be able to buy as many shares at the offering price as the Fund would like.

Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.

INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions On Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investment in Other Investment Companies.”

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Risks Of Investing In Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions On Foreign Investments In Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but subsequently learns, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited funds’ ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers

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in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including ETFs. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company. (These limits do not restrict a feeder fund from investing all of its assets in shares of its master portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act and pursuant to the terms and conditions of exemptive orders granted by the SEC to certain ETFs. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

•                  Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•                  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.

•                  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

•                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•                  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•                  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

•                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LOWER RATED HIGH YIELD INSTRUMENTS. The Fund may invest in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), CCC+ or lower by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”), or Fitch, Inc. (“Fitch”), or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Such securities are subject to very high credit risk.

PRIVATELY OFFERED REAL ESTATE DEBT.  Under normal market conditions, the Fund may invest up to 35% of its Investable Assets in privately offered real estate debt.  The Fund may purchase or originate such debt through one or more limited liability companies.  At times the Fund may not have any private real estate debt investments in its portfolio since such investments that meet the investment standards of the Subadviser may not be available.  The Fund may invest directly in, or make (originate), fixed- or floating-rate privately offered real estate debt.  The Fund may invest in, or originate, senior first-lien loans that are secured by real estate.  The Fund may also invest in, or originate, subordinated interests in first-lien commercial mortgage loans (“B-Notes”) and mezzanine debt.  The Fund may also invest in, or originate, a contractual participation interest (including participation interests) in mortgage loans, mezzanine loans or other debt related to real estate assets.  Unlike most other closed-end funds, the Fund may make (originate) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Directly originated loans may constitute a majority of the Fund’s investments in privately offered real estate debt.

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The Fund may originate loans for the construction of commercial and residential use properties.  Construction lending generally is considered to involve a higher degree of risk than other types of lending due to a variety of factors, including generally larger loan balances, the dependency on successful completion of a project, the dependency upon the successful operation of the project (such as achieving satisfactory occupancy and rental rates) for repayment, the difficulties in estimating construction costs and loan terms which often do not require full amortization of the loan over its term and, instead, provide for a balloon payment at stated maturity.

The holder of a first priority mortgage loan has priority over most other liens or claims affecting the real estate asset.  A B-Note is a loan that is secured by a mortgage loan or a mezzanine loan but which is subordinated to a first priority interest, or A-Note.  In most cases, the relationship between the holder of the A-Note and the holder of the B-Note is governed by a participation agreement, which describes, among other things, the manner in which cash flow received with respect to the mortgage loan (including interest, principal and liquidation proceeds) will be distributed to the holders of the A-Note and the B-Note and the manner in which (as between the holder of the A-Note and the holder of the B-Note) decisions will be made with respect to the servicing, administration and enforcement of the mortgage loan.  A contractual participation interest may or may not require principal and interest payments during the life of the loan and the rights of a participant to receive distributions may be impacted by the performance of the underlying mortgage loan or mezzanine loan or by other factors or occurrences.  The related intercreditor agreement between senior and junior lenders may or may not require principal and interest payments during the life of the loan and the rights of the holder of a B-Note to receive distributions may be impacted by the performance of the underlying mortgage loan or mezzanine loan or by other factors or occurrences.  Mezzanine loans are loans made to the holders of the direct or indirect equity holders of the owner of a real property asset.  Generally speaking, mezzanine loans are secured by pledges of the ownership interests in the owner of the real property asset (rather than by a mortgage against the real property assets itself).  A contractual participation interest may be senior, subordinated or of equal priority to the other participation interest(s) in the applicable loan.  The rights of the holders of the participation interests to share in the cash flow received with respect to the applicable mortgage or mezzanine loan (including interest, principal and liquidation proceeds) are set forth in a participation agreement, which also sets forth the contractual arrangements between the participants with respect to the servicing, administration and enforcement of the mortgage loan.

If the Fund originates a mortgage loan, it will be making a loan; although the applicable borrower will typically pay all costs associated with originating the loan (including legal fees and costs), the Fund will typically pay all costs associated with carrying the loan (including related legal fees and servicing costs).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the fully-owned limited liability company may elect to be treated as a C-corporation or REMIC for tax purposes.  Such election may have negative tax implications for Fund stockholders.  Additionally, the Subadviser may consider investments in conduit or single borrower transactions (including REMICs or re-REMICs (i.e., a REMIC constructed of other REMIC tranches)).

As a result of exercising its remedies following a borrower’s default, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Mezzanine Debt.  The mezzanine debt in which the Fund may invest may include debt secured by one or more direct or indirect ownership interests in an entity that owns, directly or through subsidiaries or affiliates, one or more commercial real property assets.  Mezzanine debt is not directly secured by the underlying real estate; however, the funds to pay debt service on the mezzanine debt are generated by the underlying real estate.  It is expected that the real estate assets owned by the property owner will be subject to existing mortgage debt and other indebtedness.  The repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and the property owner’s compliance with the terms of the related mortgage loan documents; therefore, mezzanine debt is subject to similar considerations and risks as subordinated indebtedness, including certain of the considerations and risks described herein.  The entity ownership interests securing the mezzanine debts may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying commercial property. Mezzanine debt may also involve certain additional considerations and risks.  For example, the terms of mezzanine debt may restrict transfer of the interests securing such debt (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company.  These and other limitations on realization on the collateral securing mezzanine debt or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

If the Fund originates a mezzanine loan, it will be making a loan; although the applicable borrower will typically pay all costs associated with originating the loan (including legal fees and costs), the Fund will typically pay all costs associated with carrying the loan (including related legal fees and servicing costs).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt for tax purposes.  Additionally, the Subadviser may consider investments in conduit or single borrower transactions (including REMICs or re-REMICs).  As a result of exercising its remedies following a borrower’s default under a mezzanine loan, the Fund may directly or indirectly acquire ownership of the equity in the owner of the underlying real property assets.

B-Notes.  The Fund may invest in b-notes. A b-note is a subordinated interest in a loan, which investment is junior in priority to the related a-note portion of the same loan (which a-note the Fund would not expect to hold) and which is secured by the same collateral as the a-note.  B-notes are typically issued in connection with mortgage loans, in which case they are secured by the lien of the related mortgage.  As a result of the subordination of the b-note, if a borrower defaults, there may not be sufficient funds remaining for b-note holders after payment to the a-note holders.  Since each transaction is privately negotiated, b-notes can vary in their structural characteristics, business terms and risks, and the Fund cannot predict the terms of each b-note investment.  For example, the rights of holders of b-notes to control the process following a borrower default may vary from one investment to another and may be limited in certain investments.  Further, b-notes are frequently associated with loans secured by a single real property asset, and so reflect the increased risks associated with a single property compared to a pool of properties.  In addition to the risks described above under “Subordination Risks,” certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan constitutes the “first loss” position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to cure borrower defaults and/or to purchase the a-note from the holder of the a-note.  If available, these rights may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest, to cure defaults of the underlying mortgage loan or to purchase the a-note from its holder, and purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of common stockholders of the Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term

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obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, the likely rate of interest received will be lower than the rate on the security that was prepaid.

Mortgage-backed securities, can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) , the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) or the Federal National Mortgage Association (“FNMA” or “Fannie Mae”).

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises (GSEs) in the future.

The July 2010 financial regulatory reforms passed by Congress contained two provisions related to secondary mortgage market reforms. The first required the Treasury Secretary to submit a report to Congress by January 31, 2011, with recommendations for ending the conservatorships of Fannie Mae and Freddie Mac. The second was a “sense” or opinion of Congress that efforts to regulate the terms and practices related to residential mortgage credit were incomplete without enactment of meaningful structural reforms of Fannie Mae and

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Freddie Mac. This nonbinding “sense” of the Congress had no legal effect. We cannot predict the prospects for the enactment, timing or content of legislative proposals regarding the future status of the GSEs.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities.  Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the GNMA and government-related organizations such as the FNMA and the FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes), which are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government-sponsored entity wholly owned by public stockholders.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs), which are guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.  FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so.  In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS are multi-class debt or pass-through or pay-through securities backed by a first-mortgage loan or pool of first-mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Many of the CMBS in which the Fund invests may be  issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors. In senior/subordinated structures, CMBS are often backed by a pool of first-mortgages representing the obligations of a number of different borrowers. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, overcollateralization, and the equity in the underlying properties. The Fund does not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid prior to maturity. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.

“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking

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fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

REAL ESTATE RELATED SECURITIES. Although the Fund does not intend to invest directly in real estate, the Fund may invest in securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and unfavorable changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its federal income tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

REAL ESTATE INVESTMENT TRUSTS (REITs). The Fund may invest in equity (common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs.  REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITS may be subject to many of the same risks as direct investments in real estate.  These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates.  To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

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The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See “Repurchase Agreements.”

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. Generally, Prudential Investment Management, LLC (“PIM”) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. PIM is an affiliate of Prudential Investments LLC, (“PI or the Manager”). For its services, PIM receives a portion of the amount earned by lending securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning a return either directly from the borrower or on the invested collateral. The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of any loss in securities lending transactions.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in debt issued by smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the process of selection and continuous supervision by the subadviser does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

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SHORT SALES. No more than 25% of the Fund’s net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (2) allocated to segregated accounts in connection with short sales. Not more than 25% of the Fund’s net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, the security sold short is borrowed by the Fund and is delivered by the Fund to the broker-dealer through which the Fund made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar investment companies that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples of supranational entities include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

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U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration, the Small Business Administration and securities guaranteed under the Temporary Liquidity Guarantee Program of the Federal Deposit Insurance Corporation (“FDIC”) are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

The Fund may invest in debt securities that are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

VARIABLE- AND FLOATING-RATE SECURITIES. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

25

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.

DIRECTORS AND OFFICERS

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Directors.”

Upon completion of the Fund’s initial public offering, the Board of Directors will be divided into three classes: Class I, Class II and Class III. The initial Class II Directors will serve for a term expiring at the next succeeding annual meeting of stockholders and when their successors are duly elected and qualify, the initial Class III Directors will serve for a term expiring at the second succeeding annual meeting of stockholders and when their successors are duly elected and qualify and the initial Class I Directors will serve for a term expiring at the third succeeding annual meeting of stockholders and when their successors are duly elected and qualify. At each subsequent annual meeting of stockholders, the directors elected to succeed those whose terms are expiring will be identified as being of the same class as the directors whom they succeed and will be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election and in each case, when their respective successors are duly elected and qualify. Any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies. The Fund’s executive officers are chosen each year at the first meeting of the Board of Directors following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are duly elected and qualify.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

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Independent Directors(1)(2)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
[To be provided by amendment]

Interested Directors(1)(2)(3)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
[To be provided by amendment]

(1)  Each Director joined the Fund’s Board in            2013.

(2)  The initial Class I Directors will be Messrs. [       ], [       ] and [       ]. The initial Class II Directors will be Messrs. [       ], [       ] and Ms. [       ]. The initial Class III Directors will be Messrs. [       ] and [       ] and Ms. [       ].

(3)  Mr. [       ] is deemed to be an “interested person” as defined in the 1940 Act by reason of his affiliation with PI and affiliates of PI.

#   Messrs. [         ] and [         ], each solely as a result of the ownership of securities of one or more of the underwriters, and Mr. [         ], solely as a result of the affiliation of an immediate family member with one of the underwriters, are technically “Interested Directors” until the completion of this offering of shares of Common Stock.  After completion of this offering, Messrs. [         ], [         ] and [         ] will be Independent Directors.

Explanatory Notes to Tables:

•   There is no limit on the number of terms of office that Directors or officers may serve. The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the 1940 Act.

•   “Portfolios Overseen” includes all investment companies managed by PI as of                                   . The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust (together, the “Fund Complex”).

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)(1)(2)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Stuart S. Parker (50) President	President of PI (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PI (June 2005-December 2011).
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (since March 2011) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (since March 2011) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988—August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January

27

2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.

Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, of PI (since April 2004); and Director, Compliance, of PI (2001-2004).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)  Excludes [        ], Interested Director who serves as [        ].

(1)  Each individual became a Fund officer in                2013.

(2)   Unless otherwise noted, the address of all Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Compensation of Directors and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of employees of the Fund as well as the fees and expenses of all Interested Directors.

Each Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose board the Directors may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Directors. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund’s obligation to make payments of deferred Director’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Directors.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Fund Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex for the most recently completed calendar year. Interested Directors do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar*
[To be provided by amendment]

Explanatory Notes to Director Compensation Table

*  Number of funds and portfolios represent those in existence as of                                   , and excludes funds that have merged or liquidated during the year.

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**  Under a deferred fee agreement, certain Directors have elected to defer all or part of their total compensation from the Fund Complex. The total amount of deferred compensation accrued during the calendar year ended                                   , including investment results during the year on cumulative deferred fees, amounted to $                , $                  , $                 and $                  for Ms. [         ], Mr. [         ], Ms. [         ] and [         ], respectively.

#   Messrs. [         ] and [         ], each solely as a result of the ownership of securities of one or more of the underwriters, and Mr. [         ], solely as a result of the affiliation of an immediate family member with one of the underwriters, are technically “Interested Directors” until the completion of this offering of shares of Common Stock.  After completion of this offering, Messrs. [         ], [         ] and [         ] will be Independent Directors.

Board Committees. The Board has established two standing committees in connection with governance of the Fund—the Audit Committee and the Nominating and Governance Committee. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Audit Committee consists of [         ] (Chair), [         ] (ex officio) and [         ]. The Board has determined that each member of the Audit Committee is an Independent Director. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are [      ] (Chair), [      ] and [      ]. In addition, [       ], the Chairman of the Board, participates as an ex officio member. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee Charter is available on the Fund’s website.

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the business and affairs of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of nine members, one of whom is an Interested Director, and until the completion or expiration of the underwriters’ over-allotment option, three of the Directors will be deemed to be Interested Directors of the Fund with respect to approvals relating to the underwriters. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established two standing committees—Audit and Nominating and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Director (the “Chair”). As Chair, this Director leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors. The Directors have determined that the leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure on the board of other funds in the Fund Complex in concluding that each should serve on the Board. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Ms. [         ] and Messrs. [         ], [         ], and [         ] each joined the Board in 2013 and have each served as a Director of mutual funds in the Fund Complex for more than 14 years, including as members and/or chairs of various board committees. In addition, Ms. [         ] and Mr. [         ] each has more than 35 years, and Mr. [         ] has more than 30 years, of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. [         ] has 43 years of experience as a senior executive in the mutual fund industry.

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[Director’s qualifications to be filed by amendment]

Specific details about each Director’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the business and affairs of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors, and by executive search firms which the Committee may engage from time to time, and will also consider stockholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as directors based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board ([         ]) or the Chair of the Nominating and Governance Committee ([         ]), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Director’s share ownership in the Fund as of                   , 2013 and in all other registered funds in the Fund Complex that are overseen by the respective Directors as of                          is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
[To be provided by amendment]

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Director Share Ownership: Interested Directors
[To be provided by amendment]

*   Messrs. [         ] and [         ], each solely as a result of the ownership of securities of one or more of the underwriters, and Mr. [         ], solely as a result of the affiliation of an immediate family member with one of the underwriters, are technically “Interested Directors” until the completion of this offering of shares of Common Stock.  After completion of this offering, Messrs. [         ], [         ] and [         ] will be Independent Directors.

None of Ms. [         ], Mr. [         ], Mr. [         ], Ms. [         ] or Mr. [         ], or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Stockholder Communications with Directors. Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Manager

The Manager of the Fund is PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial. PI and its predecessors have served as a manager or administrator to investment companies since 1987. PI currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of March 31, 2013 PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of March 31, 2013, PI had total assets under management of approximately $208.5 billion.

Pursuant to a Management Agreement with the Fund (the “Management Agreement”), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses, among others: (i) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Directors who are not affiliated persons of PI or PIM; (ii) all expenses incurred by PI in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; (iii) the fees, costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between PI and PIM and (iv) the Fund’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $[          ] per share. Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to PI; the fees and expenses of Directors who are not affiliated persons of PI or PIM; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to PI in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; the charges and expenses of the Fund’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, directors and officers and errors and omissions insurance; the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; the fees and expenses involved in listing the Common Stock on the New York Stock Exchange or on any exchange where the Common Stock will trade; allocable communications expenses with respect to investor services and all expenses of stockholder and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to stockholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; interest payable on debt and dividends and distributions on preferred stock, as applicable, if any, incurred to finance the Fund’s investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor International Swaps and Derivatives Association Inc. (“ISDA”) and other agreements governing the Fund’s financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business; and such non-recurring or extraordinary expenses as may arise.

For its services, the Fund pays PI a monthly fee at the annual rate of [   ]% of the average daily value of the Fund’s Investable Assets. The term “Investable Assets” in this SAI refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation

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preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowing and the principal on any debt securities issued by the Fund. For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Investable Assets of the Fund for each day during the month.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

The basis for the Board of Directors’ initial approval of the Fund’s management and subadvisory agreements will be provided in the Fund’s initial report to the holders of Common Stock. The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the holders of Common Stock for the periods during which such continuations occur.

Subadviser

Prudential Real Estate Investors (PREI® or the “Subadviser”) is a business unit of PIM, which is in turn an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), that provides investment advisory services to the Fund.

PREI’s address is 7 Giralda Farms, Madison NJ 07940. PREI, comprised of fund management centers in the United States in Madison, NJ and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $[  ] billion in gross real estate assets ($[     ] billion net) as of March 31, 2013.

PI has entered into a subadvisory agreement relating to the investment advisory services provided by PREI to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PREI, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. PREI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM’s performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI, or PREI upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, PI pays PREI a monthly fee at the annual rate of.            % of the average daily value of the portion of the Fund’s Investable Assets managed by PIM For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Investable Assets of the Fund for each day during the month.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of                   , 2013.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund. However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets
Marc R. Halle

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Rick Romano
Gek Lang Lee
Michael Gallagher

Portfolio Managers Compensation and Conflicts of Interest.

Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

PREI ®. Portfolio managers are compensated based on the overall performance of PREI, including the Global Real Estate Securities Group. Additionally, officers of the Global Real Estate Securities Group receive compensation from carried interest that is generated by our real estate private equity funds. The carried interest compensation is tied to a multi-year vesting plan.

COMPENSATION. Specifically, there are three elements of compensation: base salary, bonus and deferred compensation.

Base salary/bonus-reviews are completed for these components annually. Bonuses are generally based on investment performance, on the overall financial results of PIM, PREI, the Global Real Estate Securities Group, as well as the individual’s own performance and contribution. For officers, bonuses can range from 70% to 200% of base salary. PREI’s incentive compensation program is designed to align the interests of each investment professional with those of our clients. Total compensation is designed to be competitive with the market, but an individual’s actual compensation will vary. The size of the overall bonus pool available in a given year primarily depends on the financial performance of PREI and the investment performance of our clients’ accounts for the applicable year measured against each account’s benchmark. An individual’s share of the pool is based on his or her contribution toward meeting these goals. The individual’s contribution is determined based on a set of goals for that individual, the performance of the accounts in which the individual is involved and the judgment of senior management. Thus, the performance of our clients’ accounts, PREI and the individual are all important factors in the size of the annual bonus awarded to an individual.

Individuals at the Managing Director, Principals, and Vice President levels also receive deferred compensation awards. Those professionals who are eligible to participate in this program receive an annual award based on the same factors as the annual bonus. The award, however, is not immediately paid to the individual and does not vest until three years later. During that period, the value of the award increases or decreases based on the performance of the accounts on which the participant works directly and the performance of all discretionary equity real estate accounts that PREI manages.

CONFLICTS OF INTEREST. PREI is a business unit of PIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PREI’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PREI aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PREI has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PREI may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PREI’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the Independent Directors of the Fund.

PREI believes it has segmented a sizeable subset of the private real estate debt marketplace for investment by the Fund which currently does not overlap with any investment mandates of the existing funds market managed by PREI’s Global Real Estate Finance Group.  PREI expects that this subset will provide sufficient investment opportunities to help meet the Fund’s investment objectives and does not conflict with any of their existing clients and funds. However, in the future, certain other clients and funds of PREI may have the capacity and may desire to invest in or acquire the type of real estate debt opportunities that are within the Fund’s objectives.  PREI will allocate investments and opportunities among its existing and prospective clients and funds and the Fund in accordance with PREI’s investment allocation policies and procedures, which generally provide that (i) each fund/account on PREI’s Real Estate Debt Platform, including the Fund, will have a right of first refusal priority during its investment period, with respect to those debt-oriented debt investments (as defined below) that are within the priority investment mandate for such fund (the Fund’s priority investment mandate will be debt-oriented mezzanine debt investments that have a duration of at least ten-years and an interest rate of not more than 6% over the comparable treasury); (ii) with respect to the Fund, the term “investment period” as used in PREI’s investment allocation and procedures refers to the Fund’s initial investment period which will be 12 months starting with the commencement of the Fund’s operations. There may be other funds/accounts simultaneously in investment period at this time; and PREI manages an existing private fund with an investment period expiring December 2014; (iii) if multiple funds/accounts are in investment period simultaneously, the investment opportunity will be allocated to the fund/account for which the opportunity falls within such fund’s/account’s priority investment mandate; (iv) if: (1) multiple funds/accounts are in their investment period simultaneously AND (2) an investment opportunity falls within the priority investment mandate for more than one such fund/account, the investment opportunity will be allocated under a rotational approach; (v) each fund/account that is outside of its investment period and able to make new investments will be allocated investment opportunities that are suitable for such fund/account based on its investment mandate and other applicable factors as determined by the portfolio manager (e.g., based on considerations such as size; investment capacity; diversification considerations; geographic location, expected hold period, anticipated rate of return, etc); to the extent that investment opportunities are suitable for more than one fund/account, will be allocated based on a rotational approach; and (vi) pursuant to PREI’s investment allocation policies and procedures, other PREI-managed funds will maintain priority behind all funds managed by PREI’s US Real Estate Finance Group, with respect to all debt oriented debt investments sourced by PREI’s US Real Estate Finance Group or PREI’s transactions group that meet the investment criteria of the funds managed by PREI’s US Real Estate Finance Group, including the Fund. For purposes of PREI’s investment allocation policies and procedures, the term “debt-oriented debt investments” are those debt investments for which ultimate returns are expected to be derived principally from payment of interest or dividends and return of the investment capital at maturity.

PREI may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. PREI, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PREI generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PREI has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PREI develop and may publish credit research that is independent from the research developed within PREI. PREI may hold different opinions on the investment merits of a given security, issuer or industry such that PREI may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PREI may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PREI’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PREI may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PREI, including proprietary

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accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PREI may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PREI may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PREI may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PREI than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PREI of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PREI has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PREI manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund.

PREI has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PREI and certain of its affiliates engage in various activities related to investment in real estate. For example, PREI or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PREI or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PREI or any of its affiliates. PREI or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PREI’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

PREI follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, PI is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PI and/or PREI may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by PI and/or PREI and the expenses of PI and/or PREI will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research

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obtained from such dealers might be used by PI and/or PIM in servicing all of its accounts and such research might not be used by PI and/or PREI in connection with the Fund.

Under the 1940 Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund’s dealer in such transactions and the underwriters will not serve as the Fund’s dealer in such transactions until permitted by applicable law. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PI and/or PREI or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of PI and/or PREI or their affiliates when one or more clients of PI and/or PREI or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PI and/or PREI or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of PREI or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

The Board, including a majority of the Independent Directors, has adopted the code of ethics of the Fund pursuant to Rule 17j-1 under the 1940 Act and has also approved the Manager’s and Subadviser’s code of ethics that were adopted by them in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this SAI.

PROXY VOTING POLICIES

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to investment subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process will remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process. The Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Subadviser the responsibility for voting proxies. The Subadviser is expected to adopt written policies that are reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 will be available without charge on the Fund’s website and on the SEC’s website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser is attached as Appendix B.

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CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. As a result, if stockholders wish to sell shares of a closed-end fund they must trade them on the exchange on which such shares are listed as they would with respect to any other listed stock at the prevailing market price at that time. Stockholders of a mutual fund have the right to redeem or sell their shares back to the mutual fund on a daily basis and receive an amount equal to the NAV of the shares less any applicable redemption fee.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

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REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (i) all accumulated preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund generally may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholder.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Stock or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing approved by the Board would have to comply with the NYSE listing requirements and the Exchange Act, the 1940 Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for shares of Common Stock, such action will result in the Common Stock trading at a price that approximates its NAV per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Stock, stockholders should be aware that the acquisition of Common Stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding and any amount borrowed.

CONVERSION TO OPEN-END FUND

If the Fund were to convert to an open-end company, it would be required to redeem all preferred stock then outstanding, to pay down borrowings and outstanding debt other than bank borrowings (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV per share, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by the Fund, and may adversely affect Fund performance and Common Stock dividends.  The Fund’s charter provides that charter amendments that would convert the Fund from a closed-end company to an open-end company, require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of any market discount of Common Stock, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

The discussion below provides general tax information relating to an investment in the Common Stock. Because tax laws are complex and often change, stockholders are encouraged to consult their tax advisors about the tax consequences of an investment in the Fund under their individual circumstances.  Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset (generally, property held for investment). A U.S. stockholder is, for U.S. federal income tax purposes, an individual that is a citizen or resident of the United States, a U.S. corporation, a trust that (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below does not represent a detailed description of all the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, controlled foreign corporations and passive foreign investment companies, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes.

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Qualification of the Fund as a RIC.  The Fund intends to qualify and continue qualifying as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other conditions: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (that is, income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (that is, partnerships that are traded on an established securities market or readily tradable on a secondary market that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its stockholder. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution (collectively, the “Minimum Required Distribution”), is liable for a 4% excise tax on the portion of the undistributed amounts of such income that is less than the Minimum Required Distribution. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. To avoid the imposition of this excise tax, the Fund intends, to the extent possible, to distribute amounts at least equal to the Minimum Required Distribution by the close of each calendar year or earlier.

Taxation of the Fund’s Distributions in General.  Distributions paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) (“E&P”) will be taxable to stockholders as dividends and treated as ordinary income except to the extent that the Fund has and designates such distributions as  net capital gains.  Distributions in excess of the Fund’s E&P will first be treated by a stockholder as a return of capital, which is applied against and reduces the basis of the stockholder’s shares of Common Stock. Then, to the extent (if any) that such distributions exceed the basis of the stockholder’s shares Common Stock, such excess will be treated by the stockholder as gain from a sale or exchange of the shares of Common Stock. Distributions qualifying as dividends and designated as net capital gains, will be taxable to a stockholder as long-term capital gains regardless of how long the stockholder holds the Fund’s shares of Common Stock.  Distributions that do not qualify as dividends (that is, distributions that exceed the Fund’s E&P) and exceed the basis of the stockholder’s shares of Common Stock will be taxable as long-term or short-term capital gains depending on how long the stockholder has held the shares of Common Stock.  A non-corporate stockholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders.

Taxation of the Fund’s Distributions Treated as Dividends.  The taxation of the Fund’s dividend distributions to its stockholders will be determined primarily by the Fund’s underlying income.  To the extent the Fund has, and reports, its dividend distributions as consisting of qualified dividend income, such distributions will be taxable to noncorporate stockholders at the reduced rates applicable to qualified dividend income.  To the extent the Fund has, and reports, its dividend distributions as consisting of net long-term capital gains, such distributions will be taxable to noncorporate stockholders at the reduced rates applicable to net long-term capital gains.  All other types of income, including interest and discount income earned or accrued on debt (including mezzanine debt) and ordinary income dividends from REIT stock, will be taxable to stockholders at regular rates.

In the case of individual taxpayers, the reduced tax rate for net long-term capital gains and qualified dividend income is (i) a maximum rate of 15% for those with no more than $400,000 of income ($450,000 if married filing jointly),  and (ii) 20% for any portion of net long-term capital gain and qualified dividend income exceeding those amounts.  Interest and discount income and ordinary income dividends from REIT stock, unless reported as qualified dividend income, are taxable as ordinary income at rates of up to 39.6%. rates.  The Fund does not anticipate receiving any significant amount of REIT distributions reported as qualified dividend income and therefore, distributions to the Fund’s stockholders from ordinary income dividends on REIT stock will generally not qualify for reduced tax rates.  Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

Distributions will be treated in the manner described above regardless of whether they are made in cash or in additional Common Stock. Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a stockholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Stock was credited to the stockholder’s account and the stockholder will have a tax basis in the additional Common Stock equal to the value the stockholder is treated as receiving as part of the distribution.

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Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In the case of such other distributions (such as spill back dividend), stockholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Sale or Other Disposition of Common Stock.  In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders. A stockholder will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the Common Stock sold. As noted above, a stockholder’s adjusted tax basis may be reduced by distributions to stockholders in excess of the Fund’s E&P. A stockholder’s gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year. Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the dividend reinvestment plan) Common Stock, or enters into a contract or option to acquire securities that are substantially identical to the Common Stock within 30 days before or after such sale or other disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Generally, a stockholder’s broker or financial intermediary will report to the Internal Revenue Service (“IRS”) and to the stockholder the amount of sale proceeds that a shareholder receives from selling fund shares. The stockholder’s basis in those shares and the character of any gain or loss that the stockholder realizes on the sale (that is, short-term or long-term) will also be subject to such reporting.

Tax on Investment Income.  A new 3.8% tax imposed on net investment income has gone into effect as of January 1, 2013.  The tax applies to individuals, estates and trusts with incomes above certain threshold amounts.  The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to its stock and gains (if any) from the sale or other disposition of its stock.

The Fund will invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary; in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year during which the Fund holds the securities, even though the Fund receives no cash interest payments. If the Fund acquires debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount of an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain derived by the Fund from the disposition of any securities with market discount ( i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

The Fund’s transactions in foreign currencies, forward contracts and futures contracts (including futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

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The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund’s status as a RIC for income tax purposes may depend on the tax  treatment of swaps and other derivative contracts, which is not entirely clear in certain respects.  While the Fund intends to account for swaps and other derivative contracts in a manner it considers to be appropriate, the IRS may not agree, in which case the status of the Fund as a regulated investment company for income tax purposes could be affected.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund’s investment in non-U.S. instruments may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by the Fund.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October as well as certain ordinary losses incurred after October or December, as appropriate until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of stockholder distributions.

The Fund may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Stockholders.  In general, distributions to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty (Distributions that are effectively connected with a non-U.S. stockholder’s conduct of a U.S. trade or business, however, are taxable under different rules.) In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

In addition, a 30% withholding tax may be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and  investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation.  Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.  Non-U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation for their investment in Common Stock.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may apply retroactively with respect to the Fund’s transactions. Stockholders are encouraged to consult their own tax advisors for more detailed information concerning federal income tax matters.

EXPERTS

The financial statements of the Fund as of and for the period ended                 , 2013 included in this SAI has been included in reliance of the report of                   , independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.                   , provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of                    is                                                 .

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may obtain the complete Registration Statement from the SEC’s website (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual stockholder reports electronically (when available), please visit the Fund’s website (www.prudential.com), which also provides a link to the SEC’s website, or call (800) 451-6788 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in the Fund’s prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

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Report of Independent Registered Public Accounting Firm

[To be filed by amendment]

42

Prudential Real Estate Income Fund, Inc.

Statement of Assets and Liabilities (in Organization)

As of [ ]

[To be filed by amendment]

43

Prudential Real Estate Income Fund, Inc.

Statement of Operations (in Organization)

For the period from [ ] to [ ]

[To be filed by amendment]

44

 Prudential Real Estate Income Fund, Inc.

Notes to Financial Statements

[ ]

[To be filed by amendment]

45

APPENDIX A

APPENDIX A: DESCRIPTION OF SECURITY RATINGS†

Standard & Poor’s Ratings Services —A brief description of the applicable Standard & Poor’s Ratings Services (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•   Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•   Nature of and provisions of the obligation;

•   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”  An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

†   The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BBB”  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”  Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”  A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, are not made on the date due unless S&P believes that such payments will be made within five business days, irrespective of any grace period that has not expired. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”  A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”  A short-term obligation rated ‘B’ is regarded as vulnerable and has speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”  A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“L”  Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“p”  This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“i”  This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”  Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“prelim”  Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•   Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•   Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

•   Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

•   Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•   Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•   A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

“sf”  The ‘sf’ suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

“t”  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

“unsolicited” Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”  This symbol indicated continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“c”  This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

“G”  The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

“pr”  The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“q”  A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”  The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc. —A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risks of financial obligations and are assigned to issuers or obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Global Long-Term Rating Scale:

“Aaa”  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”  Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”  Obligations rated Ba are judged to be speculative elements and are subject to substantial credit risk.

“B”  Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ‘hyp’ indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. —A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’—‘D’ and ‘F1’—‘D’) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

“AAA”   Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”   Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”   High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”   Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”   Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”   Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”   Substantial credit risk. Default is a real possibility.

“CC”   Very high levels of credit risk. Default of some kind appears probable.

“C”   Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”   Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.  the selective payment default on a specific class or currency of debt;

b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.  execution of a coercive debt exchange on one or more material financial obligations.

“D”   Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•   The ratings do not predict a specific percentage of default likelihood over any given time period.

•   The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•   The ratings do not opine on the liquidity of the issuer’s securities or stock.

•   The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•   The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•   The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for convenience. Please review the section “Understanding Credit Ratings—Limitations and Usage” on Fitch’s website for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”   Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”   Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”   Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”   Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”   High short-term default risk. Default is a real possibility.

“RD”   Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”   Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•   The ratings do not predict a specific percentage of default likelihood over any given time period.

•   The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•   The ratings do not opine on the liquidity of the issuer’s securities or stock.

•   The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•   The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for convenience. Please review the section “Understanding Credit Ratings—Limitations and Usage” on Fitch’s website for further information on the limitations of the agency’s ratings.

APPENDIX B

APPENDIX B: PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

Prudential Fixed Income. Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Prudential Real Estate Investors. PREI’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI’s judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

B-1

PART C

OTHER INFORMATION

Item 25.                            Financial Statements and Exhibits

(1) Financial Statements
Statement of assets and liabilities, dated as of [ ]

(2) Exhibits
(a)	Articles of Incorporation. (1)

(b)	Bylaws.(1)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable.

(g)(1)	Form of Management Agreement between the Registrant and Prudential Investments LLC (the “Manager”).(2)

(g)(2)	Form of Subadvisory Agreement between the Manager and Prudential Investment Management (“PIM”), Inc., through its business unit Prudential Real Estate Investors (“PREI®” or the “Subadviser”). (2)

(h)(1)	Form of Underwriting Agreement. (2)

(h)(2)	Form of Master Selected Dealer Agreement.(2)

(h)(3)	Form of Master Agreement Among Underwriters.(2)

(i)	Not Applicable.

(j)(1)	Form of Custodian Agreement between the Registrant and The Bank of New York Mellon (BNY Mellon). (3)

(j)(2)	Amendment to Custodian Agreement between Registrant and BNY Mellon. (2)

(j)(3)	Accounting Services Agreement between the Registrant and BNY Mellon. (4)

(k)(1)	Form of Transfer Agency and Service Agreement. (5)

(k)(2)	Amendment to the Transfer Agency and Service Agreement. (2)

(l)	Opinion and Consent of Venable LLP, Maryland Counsel for the Fund.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm. (2)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Fund.(2)

(r)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.
(3)

Filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 3, filed via EDGAR on April 30, 2003 (File No. 333-95849) and incorporated by reference herein.

(4)

Filed with Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Prudential Short Duration High Yield Fund, Inc., filed via EDGAR on March 15, 2012 (File No. 333-178016) and incorporated by reference herein.

(5)

Filed with Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Prudential Short Duration High Yield Fund, Inc., filed via EDGAR on March 15, 2012 (File No. 333-178016) and incorporated by reference herein.

*

Reference is made to Articles V, VI and VII of the Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to this Registration Statement; and to Article II of the Registrant’s Bylaws, filed as Exhibit 2(b) to this Registration Statement.

Item 26.                            Marketing Arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1), (h)(2), (h)(3) hereto.

Item 27.                            Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	*
Exchange listing fees	*
Financial Industry Regulatory Authority fees	*
Promotion and Printing expenses	*
Accounting fees and expenses	*
Legal fees and expenses	*
Distribution Assistance Reimbursement	*
Miscellaneous	*
Total	*

*To be amended.

Item 28.                            Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, the Manager will own shares of the Registrant, representing 100% of the common stock outstanding.  Following the completion of this offering, the Manager’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.                            Number of Holders of Securities

As of [ ] :
Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1

Item 30.                            Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is, or is threatened to be, made a party to or witness in a proceeding by reason of his or her service in any of the foregoing capacities and to pay or reimburse the reasonable expenses of any such person in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made

1

a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is also made to:

Section 8 of the Management Agreement (Exhibit (g)(1)) to the Registration Statement and Section 4 of the Subadvisory Agreement (Exhibit (g)(2)) to the Registration Statement) limit the liability of PI, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Section 9 of the Underwriting Agreement, filed as Exhibit (h)(1) to this Registration Statement.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its charter and Bylaws and the Underwriting Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1)   Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

2

(2)   Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)   Such promise must be secured by a surety bond or other suitable insurance; and

(4)   Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 31.                            Business and Other Connections of Manager and Subadviser

The description of the Manager and Subadviser under the caption “Management and Advisory Agreements” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Manager and Subadviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Manager and Subadviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801- 31104 and File No. 801-22808, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Manager’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. The Subadviser’s principal business address is 7 Giralda Farms, Madison, NJ 07940.

Item 32.                            Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)                   the Registrant, Prudential Real Estate Income Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102;

(2)                   the Transfer Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078;

(3)                   the Custodian, The Bank of New York Mellon, One Wall Street, New York, NY;

(4)                   the Manager, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and

(5)                   the Subadviser, 7 Giralda Farms, Madison, NJ 07940.

Item 33.                            Management Services

Not applicable.

Item 34.                            Undertakings

1.                                      The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.                                      The Registrant undertakes that:

(a)                                 For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)                                 For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.                                      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 31st day of May, 2013.

Name:

Prudential Real Estate Income Fund, Inc.

By:	/s/Joel R. Sauber

Joel R. Sauber
Title: Chief Executive Officer and

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Raymond A. O’Hara, or Amanda Ryan, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOEL R. SAUBER	Chief Executive Officer and President	May 31, 2013
(Joel R. Sauber)	(Principal Executive Officer)

/S/ M. SADIQ PESHIMAM	Chief Financial Officer and Treasurer	May 31, 2013
( M. Sadiq Peshimam)	(Principal Financial Officer)

/S/ SCOTT E. BENJAMIN	Director	May 31, 2013
(Scott E. Benjamin)

SCHEDULE OF EXHIBITS

Exhibit No.	Description
Exhibit (a)	Articles of Incorporation

Exhibit (b)	Bylaws